UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Sciele Pharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIELE PHARMA, INC.
FIVE CONCOURSE PARKWAY, SUITE 1800
ATLANTA, GEORGIA 30328

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
April 25, 2007

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting (the “Annual Meeting”) of Stockholders of Sciele Pharma, Inc., a Delaware corporation (“Sciele”), will be held at the Atlanta Marriott Perimeter Center, Grand Ballroom, 246 Perimeter Center Parkway, NE, Atlanta, Georgia 30346, on April 25, 2007, at 1:00 PM, Eastern Daylight Time, for the following purposes:

1.                To elect three Class B Directors to Sciele’s Board of Directors for a three year term;

2.                To consider and act upon a proposal to approve the Sciele 2007 Stock Incentive Plan;

3.                To consider and act upon the ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm for the year ending December 31, 2007; and

4.                To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders who held their shares at the close of business on March 5, 2007, the record date, are entitled to notice of, and to vote at the Annual Meeting or any adjournments or postponements thereof.

A copy of Sciele’s 2006 Annual Report containing financial statements is enclosed.

YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET. IF YOU WISH, YOU MAY REVOKE YOUR PROXY PRIOR TO THE TIME IT IS VOTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

By Order of the Board of Directors

Pierre Lapalme
Chairman of the Board
Atlanta, Georgia
March 13, 2007

SCIELE PHARMA, INC.
FIVE CONCOURSE PARKWAY, SUITE 1800
ATLANTA, GEORGIA 30328

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
April 25, 2007

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of Sciele Pharma, Inc., a Delaware corporation (“Sciele” or the “Company”), for use at Sciele’s 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 25, 2007 at 1:00 PM, Eastern Daylight Time, at the Atlanta Marriott Perimeter Center, Grand Ballroom, 246 Perimeter Center Parkway, NE, Atlanta, Georgia 30346, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Sciele is bearing all the expenses associated with this solicitation. In addition to solicitation by mail, officers, directors and employees of Sciele, who will receive no additional compensation for their services, may solicit proxies by fax, personal calls and via the Internet. Sciele does not intend to engage a paid outside solicitor, however, in the event Sciele determines to do so, it anticipates that it will hire MacKenzie Partners, Inc. at an approximate cost to Sciele of $9,000 plus expenses. Sciele has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and Sciele will reimburse such brokers and nominees for their related out-of-pocket expenses.

Other than the matters set forth in this proxy material, management is not aware of any other matters that may come before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies and will vote them in accordance with their best judgment.

These proxy materials and the accompanying Annual Report are being mailed on or about March 13, 2007 to our stockholders of record on March 5, 2007.

IMPORTANT

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET. IF YOU CHOOSE TO VOTE YOUR SHARES BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO SCIELE’S TRANSFER AGENT AT LASALLE BANK NATIONAL ASSOCIATION, ATTENTION: PROXY DEPARTMENT, 135 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TO BE RECEIVED NO LATER THAN APRIL 24, 2007. IF YOU CHOOSE TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO SCIELE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROVIDING YOUR PROXY PROMPTLY.

VOTING PROCEDURES

RECORD DATE

Sciele’s Board of Directors has fixed the close of business on March 5, 2007, as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 35,247,722 shares of Sciele’s common stock were outstanding.

QUORUM

The presence, in person or by proxy, of the holders of a majority of Sciele’s outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting. A quorum must be present at the Annual Meeting to transact business at the meeting.

VOTING

Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Stockholders are not entitled to cumulate their votes. Pursuant to Sciele’s Amended and Restated Bylaws, directors are elected by a plurality of the votes cast by stockholders entitled to vote and present in person or represented by proxy at a meeting at which a quorum is present. If a quorum is present at the Annual Meeting, the three nominees who receive the greatest number of votes cast in their favor by the stockholders present, in person or by proxy, and entitled to vote thereon will be elected as Class B Directors. The proposal to approve the Sciele 2007 Stock Incentive Plan and the ratification of BDO Seidman, LLP as Sciele’s independent registered public accounting firm for the fiscal year ending December 31, 2007 each must receive a “FOR” vote from a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

Only votes actually cast will be counted for the purpose of determining whether the proposals before the Annual Meeting are passed.

A stockholder may withhold votes from the nominees or may abstain from voting on the proposal to approve the Sciele 2007 Stock Incentive Plan and on the ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm by notation on the proxy card, by telephone or via the Internet. If a stockholder properly executes and returns the enclosed proxy card or follows and completes the instructions for telephone or Internet voting but does not indicate the stockholder’s voting instructions, the person named in the proxy card, in his sole discretion, will vote the proxy for the election of the nominees as directors of Sciele, for the proposal to approve the Sciele 2007 Stock Incentive Plan and for the ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm.

Each of the proposals of Sciele will be considered separately. You may vote “FOR”, “AGAINST” or “ABSTAIN” for each proposal.

REVOCABILITY OF PROXIES

You may revoke any proxy that you have granted, either through the enclosed proxy card or via the Internet, at any time prior to the time it is voted at the Annual Meeting by:

•                    delivering written notice of revocation to our Secretary at Sciele’s Corporate Headquarters located at Five Concourse Parkway, Suite 1800, Atlanta, Georgia 30328;

•                    delivering an executed proxy bearing a later date to Sciele’s Secretary at the above referenced address;

•                    following the instructions described at the telephone number that permits telephone voting at a later date;

•                    following the instructions described on the website that permits Internet voting at a later date; or

•                    attending the Annual Meeting and voting in person.

EFFECT OF ABSTENTIONS ON QUORUM AND VOTING

If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. As noted above, each Class B Director will be elected by a plurality of the votes cast. Abstentions will be treated as votes cast at the Annual Meeting. Since directors are elected by a plurality of the votes cast, however, abstentions will not affect the outcome of this matter. The proposal to approve the Sciele 2007 Stock Incentive Plan, the ratification of BDO Seidman, LLP as Sciele’s independent registered public accounting firm and any other proposals that come before the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions will be counted as shares present and entitled to vote at the meeting and, consequently, will have the same effect as a vote “AGAINST” such proposals.

EFFECT OF BROKER NON-VOTES ON QUORUM AND VOTING

If a broker holds your shares in street name, you are the beneficial owner of those shares and not the record owner. You should therefore instruct your broker how to vote your shares. As the beneficial owner, rather than as the record owner, if you would like to vote your shares at the Annual Meeting you must obtain a “legal proxy” from the broker that holds your shares.

If you do not instruct your broker how to vote your shares, your broker is generally entitled, under rules of self-regulatory organizations governing brokers, to vote your shares on routine matters. On non-routine matters, brokers must obtain voting instructions from their customers. Even though broker non-votes will be counted for purposes of determining whether a quorum is present, they will not be counted for purposes of determining the number of votes cast or entitled to vote at the Annual Meeting.

If your broker chooses not to exercise its discretionary voting authority, the applicable shares present at the meeting will not be counted as votes cast “for” or “against” the election of the Class B Directors, the proposal to approve the Sciele 2007 Stock Incentive Plan, the ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm or any other proposal that properly comes before the Annual Meeting and will not directly affect the outcome of any of the proposals to be voted on at the Annual Meeting.

PROXY PROCEDURE

When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. Furthermore, when the Internet voting instructions are properly followed and completed, the shares represented will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are specified, the shares will be voted “for” the election of the two director nominees described below, the proposal to approve the Sciele 2007 Stock Incentive Plan and for the ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm. If other matters properly come before the Annual Meeting, the person named in the accompanying proxy will vote in accordance with his best judgment with respect to such matters.

PROPOSAL I
ELECTION OF CLASS B DIRECTORS

The persons named in the enclosed proxy card will vote to elect the “nominees’’ named below under “Nominees for Class B Director” unless instructed otherwise in the proxy. The three nominees receiving the greatest number of votes shall be the persons elected as Class B Directors. Shares represented by proxies which are marked “withhold authority” for a nominee will have the same effect as a vote “against” the nominee when determining which nominees received a plurality of the votes cast at the Annual Meeting. The Class B Directors are to hold office until the 2010 annual meeting of stockholders or until their respective successors are duly qualified and elected.

The names and certain information concerning the persons nominated to be elected as Class B Directors by the Board of Directors at the Annual Meeting are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED BELOW UNDER “NOMINEES FOR CLASS A DIRECTOR.”

Although the nominees have consented to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve as a director, if a nominee withdraws or otherwise becomes unavailable to serve prior to the election at the Annual Meeting, the persons named as proxies in the enclosed proxy card may vote for any substitute nominee designated by the Board of Directors or otherwise properly nominated. The following information regarding Sciele’s directors and executive officers, including the nominees, is relevant to your consideration of the slate proposed by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The current directors, director nominee and executive officers of Sciele are as follows:

Name	Age	Position
Patrick P. Fourteau	59	Chief Executive Officer, President and Director
Darrell Borne	45	Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Edward J. Schutter	55	Executive Vice President, Chief Commercial Officer
Larry M. Dillaha, M.D.	43	Executive Vice President, Chief Medical Officer
Leslie Zacks	38	Vice President of Legal and Compliance
Pierre Lapalme(1)(2)(4)	66	Chairman of the Board
Jerry N. Ellis(2)(3)	69	Director
Jerry C. Griffin, M.D.	62	Director
William J. Robinson(1)	59	Director
Jon S. Saxe(2)(3)(4)	70	Director
Patrick J. Zenner(3)(4)	60	Director

(1)          Member of the Mergers and Acquisitions Committee.

(2)          Member of the Audit Committee.

(3)          Member of Nominating and Corporate Governance Committee.

(4)          Member of the Compensation Committee.

The Board of Directors is divided into three classes, with each class holding office for staggered three-year terms. Class A consists of one director. Class B and Class C consist of three directors. The terms of our Class B Directors, Patrick P. Fourteau, Jon S. Saxe and Dr. Jerry C. Griffin, expire at the Annual

Meeting for which proxies are being solicited pursuant to this Proxy Statement. The terms of the Class A Director, Jerry N. Ellis, expires in 2009 and the terms of the Class C Directors, Pierre Lapalme, William J. Robinson and Patrick J. Zenner, expire in 2008. All executive officers of Sciele are chosen by the Board of Directors and serve at its discretion. There are no family relationships among Sciele’s officers and directors.

NOMINEES FOR CLASS B DIRECTOR

The Board of Directors has nominated Patrick P. Fourteau, Jon S. Saxe and Dr. Jerry C. Griffin for election as the Class B Directors to the Board of Directors at the Annual Meeting, to serve until the 2010 Annual Meeting of Stockholders or until a successor is elected and qualified or until an earlier resignation or removal. The shares represented by the returned proxy cards will be voted “for” the election of Mr. Fourteau, Mr. Saxe and Dr. Griffin unless you specify otherwise or unless authority to vote for Mr. Fourteau, Mr. Saxe and Dr. Griffin has been withheld in the proxy.

Patrick P. Fourteau was elected a director in May 2004, and his current term as director will expire at the Annual Meeting. He was appointed Chief Executive Officer in November 2003 after serving as President and Chief Operating Officer since May 2003. Mr. Fourteau is a seasoned pharmaceutical industry executive having over 25 years of industry experience, with particular expertise in executing sales strategies for pharmaceutical products. Mr. Fourteau most recently served as President of Ventiv Health Sales from 2002 to 2003. His prior experience includes service as President of various divisions of St. Jude Medical from 1995 to 2000 and served as an executive with Eli Lilly prior to 1995. He holds a B.A. and a Masters in Mathematics from UC Berkeley and an M.B.A. from Harvard University.

Jon S. Saxe was elected a director in January 2000, and his current term as director will expire at the Annual Meeting. He also serves as a director of PDL BioPharma, Inc. of which he served as President from 1995 to 1999. In addition, he is a director of Insite Vision, SciClone Pharmaceuticals, Inc., Durect Corporation, Entelos, Inc. (chairman; which is a UK publicly traded company on the London stock exchange) and several private companies. Prior to 1995, Mr. Saxe served as a Principal of Saxe Associates, the President, Chief Executive Officer and a director of Synergen, Inc. and various positions including Vice President of Licensing and Corporate Development and Head of the Patent Law Department for Hoffmann-LaRoche, Inc. Mr. Saxe received a B.S. Ch.E. degree from Carnegie-Mellon University, a J.D. degree from George Washington University School of Law and an L.L.M. degree from New York University School of Law.

Jerry C. Griffin, M.D. was elected a director in October 2006, and his current term as director will expire at the Annual Meeting. Dr. Griffin is President of Griffin & Schwartz Scientific Services, Inc., which provides consulting and management services to pharmaceutical and medical device companies. From 1999 until 2006, Dr. Griffin served as president, chief executive officer and as a director of POINT Biomedical Corp., a development stage specialty pharmaceutical company. From 1992 through 1998, he served in various positions at InControl Inc. Prior to 1992 Dr. Griffin was Professor of Medicine and a member of the Cardiology faculty of the University of California at San Francisco. Dr. Griffin has served on the board of directors of CryoCor, Inc. Dr. Griffin also serves on the boards of several private, development stage companies. Dr. Griffin received his M.D. degree from the University of Mississippi School of Medicine.

DIRECTORS NOT STANDING FOR ELECTION AND EXECUTIVE OFFICERS

Class A Directors

Jerry N. Ellis was elected a director in November 2000. His term as director will expire at the annual meeting of stockholders to be held in 2009. Mr. Ellis has over 30 years of auditing and accounting experience. From 1994 to 2000, Mr. Ellis was a consultant to Arthur Andersen LLP for services focusing on international auditing, audit committee practices, business risk management and training. From 1973 to 1994, he was a partner at Arthur Andersen LLP in their Dallas, Madrid and Chicago offices. From 1962 to 1973, Mr. Ellis was an auditor at Arthur Andersen LLP. Mr. Ellis is a director of Akorn, Inc. Mr. Ellis was also an Adjunct Professor of Advanced Auditing at the University of Iowa from 2001 to 2006. Mr. Ellis Currently serves on the Board of Trustees and the Boards Executive Committee of William Penn University. Mr. Ellis is a Certified Public Accountant and received a B.B.A. and an M.B.A. degree from the University of Iowa.

Class C Directors

Pierre Lapalme was elected a director in April 2000. His term as director will expire at the annual meeting of stockholders to be held in 2008. Mr. Lapalme served as the President and Chief Executive Officer of Ethypharm Inc. (North America), a global drug delivery systems company, from 1995 through July 2003. He is Chairman of the board of directors of BioMarin Pharmaceutical Inc. and Bioxel Pharma Inc. He is a former member of the board of directors of the National Pharmaceutical Council U.S.A. and of the Pharmaceutical Manufacturers Association of Canada (PMAC). From 1979 to 1990, Mr. Lapalme was Chief Executive Officer and President of Rhone-Poulenc Canada Inc. and Rhone-Poulenc Pharmaceuticals North America. He was appointed Senior Vice President and General Manager Rhone-Poulenc Rorer North America in 1990 and served in that position until 1994. Mr. Lapalme attended both the University of Western Ontario and INSEAD France.

William J. Robinson was elected a director in April 2005. His term as director will expire at the annual meeting of stockholders to be held in 2008. In addition to being a director, Mr. Robinson serves as the Executive Vice President of Global Operations for the UCB Group. Mr. Robinson began his employment with the UCB Group in April 2005. Prior to being elected as a director, from 2004 to 2005 Mr. Robinson served as the Interim Vice President of Commercial Organizational Development for the Company. From 2000 to 2004, Mr. Robinson served as the Vice President of Sales and Marketing (USA) of Eli Lilly and Company (“Eli Lilly”). From 1998 to 2000, Mr. Robinson served as Vice President of Lilly Research Labs and team leader of the Prozac product team. From 1997 to 1998, Mr. Robinson served as Area Director Asia Pacific region Singapore for Eli Lilly. From 1976 to 1997, Mr. Robinson served in various other capacities at Eli Lilly.

Patrick J. Zenner was elected a director in May 2002. His term as director will expire at the annual meeting of stockholders to be held in 2008. From 1993 to 2001, Mr. Zenner served as President and Chief Executive Officer of Hoffmann-LaRoche Inc. and served on its Global Pharmaceutical Executive Committee. From 1969 to 1993, Mr. Zenner held various positions at Hoffmann-LaRoche including sales representative and Vice President and General Manager of Roche Laboratories. He is a director of Dendrite International, Praecis Pharmaceuticals Inc., Genron Corporation, Exact Sciences, Inc., West Pharmaceutical Services, Arqule, Inc., CuraGen Corp., and Xoma Ltd. and is also a director of several private companies. Mr. Zenner received a B.S.B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University.

EXECUTIVE OFFICERS

Patrick P. Fourteau (Biographical information provided above).

Darrell Borne was appointed Chief Financial Officer in December 2002 and Treasurer and Secretary in January 2003 and made an Executive Vice President in March 2006. From 2000 to 2002, Mr. Borne worked for Elastic Networks, Inc., where he most recently served as Chief Financial Officer. Mr. Borne also worked from 1996 to 2000 for Rollins, Inc., where he most recently served as Vice President of Finance. Mr. Borne has previously held financial management positions at Rockdale Hospital, Mobil Corporation and Advanced Technology, Inc. Mr. Borne holds a B.A. in Accounting from the University of South Florida and an M.B.A. from Marymount University.

Edward J. Schutter was appointed Executive Vice President, Chief Commercial Officer on April 1, 2006. From 1990 to 2005, Mr. Schutter worked at Solvay Pharmaceuticals, Inc. where he was Vice President, Global Business Development and Licensing from 2003 to 2005. Prior to that, Mr. Schutter held various positions within Solvay Pharmaceuticals, Inc. including Director, Business Development, from 2001 to 2002, National Sales Director, Primary Care/Cardiovascular from 1999 to 2000, Western Area Sales Director from 1997 to 1998, Director, Business Information from 1995 to 1996, Director, Managed Care from 1993 to 1995 and Senior Product Manager, Women’s Health from 1991 to 1992. Mr. Schutter holds a B.S. in Pharmacy from Mercer University and an M.B.A. from Kennesaw State University.

Larry M. Dillaha, M.D. was appointed Executive Vice President, Chief Medical Officer on April 26, 2006. From 2003 until joining the Company, Dr. Dillaha served as the Director, Medical Affairs for Sanofi-Aventis. Dr. Dillaha also served as the Medical Therapeutic Liaison for Sanofi-Synthelabo from 2002 until 2003. From 2000 to 2002, Dr. Dillaha was the Medical Director at Baptist Hospital Outpatient Primary Care Clinics. Prior to this, he practiced private medicine for ten years. Dr. Dillaha earned his M.D. degree from the University of Tennessee. He also holds a B.A. in Biology from the University of Tennessee.

Leslie Zacks was appointed the Vice President of Legal and Administration in December 2004, becoming effective in January 2005. In 2006, Mr. Zacks became the Company’s Vice President of Legal and Compliance. Mr. Zacks has been an attorney in Atlanta, Georgia since 1994. From 2002 to 2004, Mr. Zacks worked at Hunton & Williams LLP where he was a partner in the Intellectual Property Litigation department. Mr. Zacks is a registered patent attorney who has litigated commercial and intellectual property disputes since 2000. Mr. Zacks has held associate positions from 2000 to 2002 at Powell, Goldstein, Frazer & Murphy LLP and from 1994 to 2000 at Webb, Carlock, Copeland, Semler and Stair, P.C. Mr. Zacks holds a B.A. in English and a J.D. from the University of Florida.

CERTAIN LEGAL PROCEEDINGS

The Company, certain former and current officers and directors are defendants in a consolidated securities lawsuit filed on August 22, 2002 in the United States District Court for the Northern District of Georgia. Plaintiffs in the class action alleged in general terms that we violated Sections 11 and 12(a)(a) of the Securities Act of 1933 and that we violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. In an amended complaint, Plaintiffs claim that we issued a series of materially false and misleading statements to the market in connection with our public offering on April 24, 2002 and thereafter relating to alleged “channel stuffing” activities. The amended complaint also alleged controlling person liability on behalf of certain of our officers under Section 15 of the Securities Act of 1933 and Section 20 of the Securities Exchange Act of 1934. Plaintiffs seek an unspecified amount of compensatory damages.

On September 29, 2004, the U.S. District Court for the Northern District of Georgia dismissed, without prejudice, the class action lawsuit. Although the lawsuit was dismissed, the court granted the plaintiffs the right to refile provided that the plaintiffs pay all of the defendant’s fees and costs associated with filing the motion to dismiss the lawsuit. Plaintiffs did not file a second amended complaint as permitted, but instead filed a motion asking the District Court to reconsider its September 29, 2004 order and lift the condition that they must pay defendants’ fees and costs before further amendment. On June 22, 2005, the District Court denied plaintiffs’ motion and gave them another opportunity to amend if they pay defendants’ fees and costs. Once again, plaintiffs chose not to file a second amended complaint. Instead, plaintiffs filed an appeal to the United States Court of Appeals for the Eleventh Circuit.

On September 18, 2006, the Eleventh Circuit Court of Appeals affirmed the District Court’s determination that the Amended Complaint was a “shotgun pleading” which did not satisfy the pleading requirements under the federal rules. The Court of Appeals, however, disagreed with the remedy ordered by the District Court. Instead of dismissing the Amended Complaint with a right to further amend if Plaintiffs paid Defendants’ fees and costs, the Court of Appeals held that the District Court should have ordered Plaintiffs to replead under Federal Rule of Civil Procedure 12(e). The Court of Appeals also held that Plaintiffs’ claims under the Securities Act of 1933 must meet the heightened pleading standards of Federal Rule of Civil Procedure 9(b) because those claims sound in fraud. Accordingly, the Court of Appeals vacated the District Court’s orders and remanded with instructions to order a repleading. The Company shall continue to vigorously defend this action.

Sciele is also involved with other various legal proceedings incident to the course of business. None of these proceedings are expected to have a material adverse effect on the consolidated financial statements.

BOARD AND COMMITTEE MATTERS

During the fiscal year ended December 31, 2006, the Board of Directors held a total of five (5) meetings and also took action by written consent. Each member of the Board of Directors who served on the Board of Directors during 2006 attended more than 75% of the meetings of the Board of Directors and committees of the Board of Directors of which he was a member.

Committee Overview

Sciele has the following standing committees of its Board of Directors:  Compensation Committee, Audit Committee, Nominating and Corporate Governance Committee and Mergers and Acquisitions Committee. Each committee, other than the Mergers and Acquisitions Committee, has a charter which is available for your review at the following website, www.sciele.com. You will find the charters by clicking “Investor Relations” and then “Highlights” under Corporate Governance. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of Sciele’s other filings under the Securities Act or the Exchange Act, except to the extent that Sciele specifically so provides. The Audit Committee approved and the Board of Directors ratified certain amendments to the Audit Committee Charter on December 7, 2006. The amendments clarified certain of the Committee’s roles and responsibilities. A copy of the amended and restated Audit Committee Charter accompanies this proxy statement as Appendix A.

Compensation Committee

The Compensation Committee is responsible for designing, evaluating and recommending salaries and incentive compensation plans, policies and programs for Sciele’s Board of Directors, chief executive officer and executive officers, including, without limitation, annual and long-term incentive plans, and overseeing and accounting for Sciele’s 2002 Stock Plan, the 2003 Nonqualified Stock Option Plan, the Employee Stock Ownership Plan, the 401(k) Plan, the Executive Deferred Compensation Plan and the general welfare benefit plans. In addition, the Compensation Committee is responsible for reviewing with management and recommending to the Board of Directors that it include the Compensation Discussion and Analysis and Tables in this proxy statement.

The current members of the Compensation Committee are Pierre Lapalme, Jon S. Saxe and Patrick J. Zenner. During 2006, the Compensation Committee held three (3) meetings. Sciele’s Board of Directors has determined that the members of our Compensation Committee are independent as defined in Rule 4200(a)(15) and 4350(c) of the National Association of Securities Dealers, Inc. (“NASD”) Listing Standards for Nasdaq-listed companies.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the U.S. Securities and Exchange Commission.

Audit Committee

The Audit Committee is responsible for: (i) serving as an independent and objective party to review the financial statements and management’s discussion and analysis of financial condition and results of operations contained in Sciele’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, (ii) reviewing and appraising the audit efforts of Sciele’s independent registered public accountants, (iii) providing an open avenue of communication among the independent public auditors, financial and senior management and the Board of Directors, (iv) pre-approving all audit and permissible non-audit services to be performed for Sciele by its independent registered public accountants, and (v) the appointing, compensating, overseeing and, if applicable, replacing the independent registered public accountants which audit Sciele’s financial statements. The current members of the Audit Committee are Jon S. Saxe, Jerry N. Ellis and Pierre Lapalme.

During 2006, the Audit Committee held five (5) meetings. Sciele’s Board of Directors has determined that the members of our Audit Committee are independent as defined in Rules 4200(a)(15) and 4350(c) of the NASD Listing Standards for Nasdaq-listed companies and have the knowledge and experience required by Rule 4350(d). The Board of Directors has also determined that Jerry N. Ellis is an audit committee financial expert, as defined by the regulations promulgated by the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for:  (i) establishing criteria for membership on the Board of Directors, (ii) identifying and recruiting individuals qualified to become members of the Board of Directors, (iii) reviewing and considering candidates to the Board of Directors recommended by stockholders, (iv) conducting appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates to the Board of Directors, (v) recommending qualified candidates for nomination to the Board of Directors, (vi) ensuring that the Audit, Compensation and Nominating and Corporate Governance Committees have the benefit of qualified and experienced “independent directors” as defined by the NASD Listing Standards for Nasdaq-listed companies and that the Audit Committee has the benefit of members with requisite knowledge and skills, including an audit committee financial expert, and (vii) developing and recommending to the Board of Directors, and then overseeing, a set of effective corporate governance policies and procedures applicable to Sciele. The current members of the Nominating and Corporate Governance Committee are Patrick J. Zenner, Jerry N. Ellis and Jon S. Saxe.

During 2006, the Nominating and Corporate Governance Committee held three (3) meetings. Sciele’s Board of Directors has determined that the members of our Nominating and Corporate Governance Committee are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies.

Mergers and Acquisitions Committee

The Board of Directors maintains a Mergers and Acquisitions Committee that is responsible for advising Sciele with respect to the identification and realization of merger and acquisition opportunities. In 2006, the Mergers and Acquisitions Committee held four (4) meetings. The current members of the Mergers and Acquisitions Committee are Pierre Lapalme, William J. Robinson and Jerry C. Griffin.

CORPORATE GOVERNANCE MATTERS

Identifying Nominees

The Nominating and Corporate Governance Committee identifies nominees for director on its own as well as by considering recommendations from other members of the Board of Directors, officers and employees of Sciele, and other sources that the committee deems appropriate. The Nominating and Corporate Governance Committee also considers stockholder recommendations for nominees for director subject to such recommendations being made in accordance with Sciele’s Amended and Restated Bylaws described below. In addition to the Nominating and Corporate Governance Committee Charter, Sciele has adopted Corporate Governance Guidelines that contain, among other matters, important information concerning the Nominating and Corporate Governance Committee’s responsibilities with respect to the director nomination process. The Nominating and Corporate Governance Committee has a charter which is available for your review at the following website, www.sciele.com. You will find the charter by clicking “Investor Relations” and then “Guidelines” under “Corporate Governance.”  The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of Sciele’s other filings under the Securities Act or the Exchange Act, except to the extent that Sciele specifically so provides.

Stockholder Nominations

Sciele’s Amended and Restated Bylaws provide that stockholders may nominate directors at any annual meeting, or special meeting called for the purpose of electing directors, by following certain procedures. The stockholder must be a stockholder on the date he or she provides Sciele timely notice of the nomination and must also be a stockholder on the record date for the stockholder meeting. In order for a stockholder to provide timely notice to Sciele of a nomination, the stockholder must deliver or mail the notice to the Secretary of Sciele at Five Concourse Parkway, Suite 1800, Atlanta, Georgia, 30328, and the notice must be received by the Secretary at that address (a) in the case of an annual meeting, not less than 90 days nor more than 130 days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, if the annual meeting is more than 30 days prior to or 60 days after the anniversary date of the previous year’s annual meeting, then the notice must be received not later than the later of (i) the close of business 90 days prior to the annual meeting or (ii) the tenth (10th) day following the day on which the notice of the date of the annual meeting was mailed or publicly disclosed and (b) in the case of a special meeting, not later than the close of business on the tenth (10th) day following the day on which the notice of the date of the special meeting was mailed or publicly disclosed, whichever occurs first.

The stockholder notice of the nomination must also contain certain types of information. The notice must set forth as to the proposed nominee the following: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of Sciele which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition, the notice must set forth as to the stockholder giving the notice the following: (i) the name and record address of the stockholder, (ii) the class or series and number of shares of capital stock of Sciele which are owned beneficially or of record by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the

Exchange Act and the rules and regulations promulgated thereunder. Lastly, the notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Evaluation of Prospective Nominees

When evaluating prospective nominees, the Nominating and Corporate Governance Committee considers the current composition of the Board of Directors and the characteristics of each individual under consideration, including that individual’s competencies, experience, reputation, integrity, independence, potential for conflicts of interest and other qualities the committee deems appropriate. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Nominating and Corporate Governance Committee also considers that individual’s past contribution and future commitment to Sciele. The Nominating and Corporate Governance Committee evaluates the totality of the merits of each prospective nominee that it considers and does not restrict itself by establishing minimum qualifications or attributes. Additionally, the Nominating and Corporate Governance Committee will continue to seek to populate the Board of Directors with a sufficient number of independent directors to satisfy Nasdaq listing standards and SEC requirements. The Nominating and Corporate Governance Committee will also seek to assure that the Board of Directors, and consequently the Audit Committee, will have at least three independent members that satisfy Nasdaq financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.

There is no difference in the manner by which the Nominating and Corporate Governance Committee evaluates prospective nominees for director based on the source from which the individual was first identified.

Source of Current Nominees

The current nominees are incumbent directors.

Stockholder Communications with the Board of Directors

We encourage stockholders to communicate with our Board of Directors by sending written correspondence to Sciele’s Chairman of the Nominating and Corporate Governance Committee, at Five Concourse Parkway, Suite 1800, Atlanta, GA 30328. Sciele does not screen correspondence for content but may screen regular incoming mail for security reasons. The Chairman of the Nominating and Corporate Governance Committee and his duly authorized agents are responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairman of the Nominating and Corporate Governance Committee is responsible for evaluating the materiality of each stockholder communication and determining which stockholder communications are to be presented to the full Board of Directors or other appropriate body.

Current Independent Directors and Executive Sessions

Sciele’s Board of Directors has determined that Messrs. Ellis, Lapalme, Saxe, Zenner and Griffin are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies. The independent directors of the Board of Directors meet in executive session at least semi-annually.

Policy Regarding Attendance at Annual Meetings

Historically, Sciele’s annual meetings have been well attended by its directors. Last year each of the directors attended the annual meeting. In 2004, Sciele instituted a policy expressly encouraging directors to attend annual meetings.

Codes of Ethics

Sciele has adopted a Code of Ethics for its Chief Executive Officer and senior financial officers. Sciele has also adopted a Code of Business Conduct and Ethics for all directors, officers and employees. Copies of each of these codes may be found at the website www.sciele.com. You will find the codes by clicking “Investor Relations” and then “Conduct” under “Corporate Governance.” Sciele intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on its website. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of Sciele’s other filings under the Securities Act or the Exchange Act, except to the extent that Sciele specifically so provides.

Notwithstanding anything to the contrary set forth in any of Sciele’s filings under the Securities Act or the Exchange Act that might incorporate other Sciele filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

During fiscal year 2006, the Audit Committee of the Board of Directors reviewed the quality and integrity of Sciele’s consolidated financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm, the oversight of its audit function and its independent registered public accounting firm and other significant financial matters. The Audit Committee consists of three of Sciele’s outside directors. The current members of the Audit Committee satisfy Rule 4350(d)(2)(A) and Rule 4200 of the NASD Listing Standards for Nasdaq-listed companies, including, without limitation the requirement that all Audit Committee members are independent and have the requisite knowledge and experience required by such rules. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors has determined that Jerry N. Ellis is the Audit Committee’s “financial expert.”  Sciele maintains a traditional fiscal year which ends on December 31st. During fiscal year 2006, the Audit Committee met five times.

The Audit Committee’s work is guided by a written charter which has been approved and adopted by the Board of Directors. The Audit Committee regularly reviews its charter to ensure that it is meeting all relevant audit committee policy requirements of the SEC, the Public Company Accounting Oversight Board and the Nasdaq National Market. In 2006, the Audit Committee reconsidered its charter and made certain amendments thereto which clarify the Audit Committee’s roles and responsibilities. A copy of the current Audit Committee charter is available on the Company’s website located at www.sciele.com. You will find the charter by clicking “Investor Relations” and then “Highlights” under “Corporate Governance.”  The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of Sciele’s other filings under the Securities Act or the Exchange Act, except to the extent that Sciele specifically so provides. The Audit Committee is further responsible for maintaining and overseeing the Company’s whistle-blower policy. In 2006, no matter was reported under this policy.

The Audit Committee oversees Sciele’s accounting and financial reporting processes, both internal and external, and audits of Sciele’s financial statements, on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States and for reporting on management’s assessment of internal financial and accounting controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the 2006 fiscal year. The Audit Committee has also discussed with BDO Seidman, LLP, Sciele’s independent registered public accounting firm during the 2006 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 - Communications with Audit Committees (and its interpretations) and Rule 2-07 of Regulation S-X.

The Audit Committee has received and reviewed the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and has discussed with BDO Seidman, LLP its independence from Sciele.

The Audit Committee has monitored Sciele’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding reporting related to and audit of internal control over financial reporting. The monitoring process has included regular reports and representations by management and BDO Seidman, LLP. Management and BDO Seidman, LLP have each been provided full and unlimited access to the Audit Committee to discuss the adequacy of internal control over financial reporting, and any other matters which they believe should be brought to the attention of the Audit Committee. Further, through periodic meetings with the Company’s management, the Audit Committee also monitors the Company’s compliance with industry-applicable regulatory requirements.

The Audit Committee has reviewed the certifications of the executive officers of Sciele contained in its Annual Report on Form 10-K for the year ended December 31, 2006, as well as reports issued by BDO Seidman, LLP contained in the Annual Report on Form 10-K related to its audit of: (i) the consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of Sciele be included in its Annual Report on Form 10-K for the year ended December 31, 2006 and filed with the SEC.

AUDIT COMMITTEE

Jon S. Saxe, Audit Committee Chairman
Jerry N. Ellis, Audit Committee Member
Pierre Lapalme, Audit Committee Member

INDEPENDENT AUDITOR MATTERS

Appointment of Independent Registered Public Accounting Firm

In May 2002, the Board of Directors selected Deloitte & Touche LLP to audit the financial statements of Sciele for the fiscal year ended December 31, 2002, and appointed Deloitte & Touche LLP to audit the financial statements of Sciele for each subsequent fiscal year through 2004. On March 18, 2005, BDO Seidman, LLP was appointed to audit the financial statements of Sciele for the fiscal year ending December 31, 2005 and was again appointed to audit the financial statements of Sciele for the fiscal year ending December 31, 2006. Representatives of BDO Seidman, LLP, our independent registered public accounting firm for the current year, are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

Change of Independent Registered Public Accounting Firm

At a meeting held on March 18, 2005, the Audit Committee recommended and the Board of Directors approved the dismissal of Deloitte & Touche LLP, as the independent registered public accounting firm of Sciele effective March 18, 2005. At this meeting, the Audit Committee also recommended and the Board of Directors approved the engagement of BDO Seidman, LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2005, effective March 18, 2005.

The report of Deloitte & Touche LLP on Sciele’s financial statements for the fiscal year ending December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During Sciele’s fiscal year ending December 31, 2004, and in the subsequent interim period through March 18, 2005, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the matter in their report. Sciele requested Deloitte & Touche LLP to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated March 28, 2005 is filed as Exhibit 16 to Sciele’s Form 8-K filed on March 28, 2005.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K for the fiscal year ending December 31, 2004 or for the subsequent interim period through March 18, 2005.

During Sciele’s fiscal year ending December 31, 2004, and in the subsequent interim period through March 18, 2005, neither Sciele nor anyone acting on its behalf consulted BDO Seidman LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sciele’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit and Non-Audit Fees

AUDIT AND NON-AUDIT FEES

The following table shows the aggregate fees billed to the Company for professional services by BDO Seidman, LLP for fiscal years 2006 and 2005:

	2006	2005
Audit Fees	$376,000	$461,431
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$376,000	$461,431

Audit fees include the aggregate fees billed for professional services rendered for the audits of the Company’s financial statements for fiscal years 2006 and 2005, for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal years 2006 and 2005, and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years. The principal accountants did not employ an additional accounting firm to assist in the completion of the audit for the most recent fiscal year.

PRE-APPROVAL POLICY

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. All Audit Fees, Audit Related Fees, Tax Fees and All Other Fees incurred by Sciele in 2006 were approved by the Audit Committee in accordance with the foregoing pre-approval process. These procedures include reviewing a detailed budget for audit and permitted non-audit services. The budget includes a description and scope of, and a budgeted amount for, the particular categories of services that are anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of service and to engage the independent registered public accounting firm for, or expand the scope of, any service not specifically included in the budget. In approving the budget, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with Sciele’s business, people, culture, accounting systems, risk profile, and whether the services enhance Sciele’s ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of Sciele’s common stock as of March 5, 2007 by all persons known by Sciele to own beneficially more than five percent (5%) of the common stock, each director, each of the persons named as a Named Executive Officer in the Summary Compensation Table in this Proxy Statement, and all directors and executive officers as a group.

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of common stock listed as owned by that person or entity. Except as otherwise noted below, the address of each person listed below is Sciele’s address.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days of March 5, 2007 through the exercise of any stock option, warrant or other right. The inclusion in the following tables of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

The following table sets forth information with respect to all persons who are known to Sciele to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock as of March 5, 2007.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Shares Beneficially Owned	Percent of Class
Common Stock	Delaware Management Holdings	2,866,004	8.1%
	2005 Market Street
	Philadelphia, PA 19103
Common Stock	John N. Kapoor	2,406,374	6.8%
	225 E. Deerpath, Suite 250
	Lake Forest, IL 60045
Common Stock	JPMorgan Chase & Co	2,228,000	6.3%
	270 Park Ave.
	New York, NY 10017
Common Stock	The Vanguard Group, Inc.	2,076,493	5.9%
	100 Vanguard Blvd.
	Malvern, PA 19355
Common Stock	Paradigm Capital Management, Inc.	1,878,425	5.3%
	9 Elk Street
	Albany, NY 12207

The following table sets forth the shares of Common Stock beneficially owned as of March 5, 2007 by Sciele’s directors and nominees, its Named Executive Officers and its directors and executive officers as a group. Except as otherwise noted, such persons have sole investment and voting power over the shares.

Title of Class	Name of Beneficial Owner	Amount & Nature of Shares Beneficially Owned	Percent of Class
Common Stock
	Pierre Lapalme (1)	32,475	*
	Jerry N. Ellis (2)	24,625	*
	Jerry C. Griffin, M.D. (3)	2,500	*
	William J. Robinson (4)	16,250	*
	Jon S. Saxe (5)	38,750	*
	Patrick J. Zenner (6)	51,800	*
	Patrick P. Fourteau (7)	811,875	2.3%
	Darrell Borne (8)	264,017	*
	Ed Schutter (9)	65,000	*
	Larry Dillaha (10)	53,188	*
	Leslie Zacks (11)	84,579	*
	All current directors and executive officers as a group (11 persons)	1,445,059	4.1%

                 * Represents less than one percent ownership.

       (1) Includes 27,250 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 4,375 shares of restricted common stock and 850 shares owned outright.

       (2) Includes 20,250 shares of common stock issuable upon exercise of stock options exercisable within 60 days and 4,375 shares of restricted common stock.

       (3) Includes 2,500 shares of restricted common stock.

       (4) Includes 11,250 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 4,375 shares of restricted common stock and 625 shares owned outright.

       (5) Includes 20,250 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 4,375 shares of restricted common stock and 14,125 shares owned outright.

       (6) Includes 33,800 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 4,375 shares of restricted common stock and 13,625 shares owned outright.

       (7) Includes 424,375 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 307,500 shares of restricted common stock and 80,000 shares owned outright.

       (8) Includes 61,667 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 193,750 shares of restricted common stock and 8,600 shares owned outright.

       (9) Includes 65,000 shares of restricted common stock.

(10) Includes 51,500 shares of restricted common stock and 1,688 shares owned outright.

(11) Includes 37,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days, 44,375 shares of restricted common stock and 2,704 shares owned outright.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Sciele’s executive compensation program for our named executive officers (“NEOs”) is administered by the Compensation Committee of the Board of Directors. Our NEOs include our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated officers listed in the Summary Compensation Table below.

The Compensation Committee consists of two or more directors, each of whom satisfies the applicable independence requirements of the NASD Listing Standards for Nasdaq-Listed companies. The Compensation Committee is responsible for (a) designing, evaluating and recommending salaries and incentive compensation plans, policies and programs for our Board of Directors, Chief Executive Officer and other executive officers, and (b) overseeing and administering our equity and other benefit plans, including the 2002 Stock Plan, the 2003 Nonqualified Stock Option Plan, the Employee Stock Ownership Plan, the 401(k) Plan, the Executive Deferred Compensation Plan and the general welfare benefit plans. The Compensation Committee’s function is more fully described in its charter which has been approved by our Board of Directors. The charter can be viewed on our website at www.sciele.com.

The members of the Compensation Committee responsible for determining the executive’s compensation for the 2006 fiscal year were Messrs. Pierre Lapalme, Jon S. Saxe, and Patrick J. Zenner. From time to time, the Compensation Committee selects and engages outside compensation consultants and other experts for survey data and other information as it deems appropriate.

On behalf of you and our stockholders generally, the Compensation Committee has carefully monitored our executive compensation programs. The Compensation Discussion and Analysis and Tables that follow will show, we believe, structures for executive compensation that are appropriate and competitive. The combination of base salary, cash bonuses and long-term incentives provides a balanced and stable foundation for effective leadership.

In 2006, we struck this balance through compensating our NEOs with base salaries that targeted medians for our industry; and by providing our NEOs with incentive compensation in the following forms and levels that reflect the Company’s financial performance in 2006: (i) performance-based cash bonuses ranging from 46% to 105% of their base salaries, and (ii) restricted stock and stock option awards. Notably, our total revenue grew to $293.2 million in 2006, an increase of 35.5% from the total revenue of $216.4 million in 2005.

Overall, the Compensation Committee believes that the compensation provided for NEOs in 2006 was entirely appropriate based upon our performance, our competitive environment, general economic conditions, and our assessment of individual and corporate performance and other relevant factors.

The Compensation Committee has reviewed the Compensation Discussion and Analysis and Tables with management, and recommends to the Board of Directors that it be included in the Company’s annual report on Form 10-K and the Company’s proxy statement.

COMPENSATION COMMITTEE

Pierre Lapalme - Compensation Committee Chairman
Jon S. Saxe - Compensation Committee Member
Patrick J. Zenner - Compensation Committee Member

COMPENSATION DISCUSSION AND ANALYSIS

1. General Principles and Procedures

Because Sciele’s employees are the key to our success, we believe in providing market-competitive compensation and benefits that will enable us to attract, retain and motivate a talented and diverse workforce, which helps us maintain a critical advantage in our competitive marketplace. In addition, we believe that employees should have the opportunity to participate in the ownership of Sciele and to share in the value they help create. We also believe that rewards should be proportional to each employee’s contribution to our success, which is seminal to our compensation-for-performance philosophy.

(a) Program Objectives.

The compensation of our NEOs is designed to be performance and retention based. As such, our corporate performance is taken into account in setting compensation policies. In addition, the Compensation Committee’s practice is to target compensation levels for executive officers between the 25th and 75th percentiles of total compensation of surveyed companies in both the mix of types (e.g. base salary, incentive awards, equity awards, etc.) and total value of compensation.

(b) Performance to be Rewarded.

Our compensation-for-performance philosophy emphasizes each individual’s responsibility for high achievement and provides a strong link between pay and performance on both an individual and Company level. Generally, our performance is measured by the following factors, which may vary as required by business conditions:

1)     long and short term strategic goals;

2)     revenue goals;

3)     profitability;

4)     cash flow goals; and

5)     new business creation.

In setting these goals and measuring an executive officer’s performance against these goals, we consider the performance of our competitors and general economic conditions.

(c) Procedural Approach

The elements of compensation for our executives primarily include:  salary, bonus and stock awards. All elements of compensation are designed to compensate for performance and retain the executives.

Our Compensation Committee held three meetings during the year ended December 31, 2006. During such meetings the Compensation Committee approved our corporate goals and objectives relative to compensation, and evaluated the executive officers’ performance and compensation in light of those goals and objectives. Upon making salary, bonus, and stock award decisions, our Compensation Committee also considered the historical compensation elements of each executive officer’s total compensation over a three-year period. From time to time, our Compensation Committee engages the services of a compensation consultant to prepare benchmark surveys. Accordingly, the compensation of our executives is also set with regard to the competitive market, which is generally targeted at the market average based on the peer group compensation survey data. Our peer group consists of life science and pharmaceutical companies of similar size. Our stock award program, which is performance based, is used for offering long-term incentives, rewarding our executive officers and key employees, and as a retention tool. These objectives determine the type of award to grant and the number of underlying shares that are granted pursuant to the award. Our Board of Directors and Compensation Committee are considering stock ownership guidelines and other grant-making polices.

2. Specific Principles for determining Executive Compensation

The material components of compensation for our NEOs from year to year, as well as the specific principles and purpose of each component, are summarized in the following table. We believe that these components of compensation are necessary and appropriate in order to attract and retain qualified NEOs.

General Elements of NEO Compensation for 2006
(see “Executive Compensation Decisions for 2006” for Amounts and Further Detail)

Element:	Reason for Element
Salary

Our career-oriented philosophy toward executive compensation requires a competitive base salary as a starting point. The Compensation Committee establishes the base salaries for our NEOs as fixed amounts in order to provide a reliable indication of the minimum amount of compensation that each NEO will receive in a given year.

Annual Bonus

Our compensation-for-performance philosophy ensures that annual incentive compensation awards follow the achievement of business specific Company goals. Our bonus plan provides for cash bonuses to be paid annually when certain Company performance targets are achieved.

Long-Term Incentives

Our long-term incentive compensation awards are designed to encourage the creation of long-term value for our stockholders by increasing the retention of qualified key employees and aligning the interests of executive officers with the achievement of specific performance targets set by Sciele. The Compensation Committee has determined to provide our NEOs and select other key employees with long-term incentives in the form of both stock options and shares of restricted stock in accordance with the applicable stock plan.

Perquisites or Other Personal Benefits

Our Chief Executive Officer received commuting expenses for travel between home and the office, which we considered to have a material benefit to the Company. Our NEOs also received: physical exams through Emory University’s Executive Healthcare System; Executive Supplemental Disability Insurance Plan (ESDIP), which pays up to 75% of base pay and eligible bonus, up to a maximum of $15,000 per month; and executive Supplemental Life Insurance of $250,000.

Post-Employment Benefits

Retirement. We maintain an Employee Stock Ownership Plan (“ESOP”) to establish retirement interests with a value based on our share value, a standard 401(k) plan that includes an employer matching contribution up to an amount equal to 10% of each participant’s compensation (up to the maximum allowed by law), and beginning in 2007, an Executive Deferred Compensation Plan that provides supplemental retirement benefits that cannot be provided by the ESOP and the 401(k) plan because of Internal Revenue Code limits on contributions and benefits.

Severance and Change in Control Benefits. Our executives are provided with severance and change-in-control benefits in the form of cash payments, acceleration of unvested stock, and continued health insurance coverage for a limited period. We consider the level of the benefits to be consider conservative, yet competitive when compared to those offered by our peers.

Method for Determining Amounts.

Base Salary

Base salary is comprised of baseline cash compensation and is determined by the competitive market and the individual’s performance. In general, base salary for each employee, including NEOs, is established each year  based on (1) a compensation range which corresponds to the individual’s job responsibilities, (2) the individual’s overall job performance and (3) the competitive market. We believe that 2006 salaries were within the 25th and 75th percentiles for salary levels for the group of peer companies surveyed.

Annual Incentive Compensation Awards

Our compensation-for-performance philosophy ensures that annual incentive compensation awards follow the achievement of business specific goals. Our bonus plan provides for cash bonuses to be paid annually when certain performance targets are achieved. The factors included in our performance goals are assigned specific weights. We do recognize that the relative importance of these factors may change over time in order to adapt our operations to specific business challenges and to reflect changing economic and market conditions. Actual bonuses paid to NEOs during fiscal year 2006 were based on the achievement of certain performance targets which included research and development achievements, the acquisition of new products, the targeted growth for certain promoted products, and the attainment of certain earnings and cash flow targets. Our Chief Executive Officer’s bonus eligibility was set at 100% of his base salary with the potential to receive up to 150% of his base salary to the extent performance targets were exceeded. The performance targets for the other NEOs ranged from 44% to 70% of their salaries, with a potential for the Chief Financial Officer to receive 150% of the performance target amount. The target bonus is discretionary and actual amounts paid may be more or less than the targeted amount.

Long-Term Incentives

The long-term incentive compensation awards are designed to encourage the creation of long-term value for our stockholders by increasing the retention of qualified key employees and aligning the interests of executive officers with the achievement of specific performance targets set by the Compensation Committee. In fiscal year 2006, the Compensation Committee granted stock options and shares of restricted stock in accordance with the 2002 Stock Plan. The number of shares subject to each stock option and restricted stock grant is within the discretion of the Compensation Committee and is based on past performance, competitive factors, evaluation of other compensation, anticipated future contribution and ability to impact our results.

Generally, the stock options and shares of restricted stock granted for fiscal year 2006 become exercisable or vest either (i) over a four year period or (ii) the earlier of meeting certain performance based metrics or the fifth anniversary of the grant date. All stock options were granted at an exercise price determined by averaging the high and low trading price reported by the Nasdaq Global Select Market on the date of grant.

For fiscal year 2007, the Board of Directors adopted the Sciele Pharma, Inc. 2007 Stock Incentive Plan (the “2007 Plan”), effective upon stockholder approval, to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its affiliates. A copy of the 2007 Plan is attached to this Proxy Statement as Appendix B. Once the 2007 Plan becomes effective, the Company shall not make additional awards under the 2002 Stock Plan (the “2002 Plan”) or the 2003 Nonqualified Stock Option Plan (the “2003 Plan”). Although no new awards will be issued under the 2002 Plan and the 2003 Plan, the plans shall continue to exist and their provisions shall guide all awards that were granted under those plans prior to the effective date of the 2007 Plan. Any unexercised or unvested shares shall be allocated to the reserve of shares available for issuance.

The Board adopted the 2007 Plan to provide the Company with greater flexibility to have an increased reserve of common stock available for future equity awards and to make future awards in a form other than the limited stock options and stock awards offered under the 2002 and 2003 Plans.  The 2007 Plan provides for stock options, stock appreciation rights, restricted stock and units, deferred share units and performance based awards. In addition, the 2007 Plan permits the recapture or forfeiture of equity awards issued thereunder, for violations of post-termination loyalty agreements.

Also effective as of fiscal year 2007, the Board of Directors adopted the Sciele Pharma, Inc. Deferred Compensation Plan. The Deferred Compensation Plan is designed to permit designated employees to accumulate additional income for retirement and other personal financial goals through a nonqualified deferred compensation plan that enables the officer or director to make elective deferrals of a specified amount of salary, bonus or long term equity inventives to which he or she will become entitled in the future.

Retirement and Other Benefits

We maintain an Employee Stock Ownership Plan (“ESOP”) in which all of our employees meeting certain tenure requirements are eligible to participate. The Company has broad discretion to decide how many, if any, shares of Common Stock will be contributed to the ESOP each year for allocation to the accounts of ESOP participants. The Company contributed 200,000 shares of Common Stock to the plan in February 2006 for the 2005 and 2006 plan years. In March 2007, the Company contributed an additional 45,081 shares of common stock to the plan for the 2006 plan year.

Our benefits philosophy is to provide employees protection from catastrophic events and to offer health and welfare benefits. During fiscal year 2006, we offered the following benefits to our executive officers: contributions under the 401(k) plan, group term life insurance, group health insurance premiums, short term disability insurance premiums and certain personal expense reimbursements.

Post-Employment Severance and Change-in-Control Benefits

We provide each of our NEOs with post-employment severance and change-in-control benefits pursuant to separate written employment agreements with each of them. Under those circumstances, Messrs. Fourteau and Borne receive 12 months of pay and bonus and one year of continued health insurance coverage; and Messrs. Schutter, Dillaha and Zacks receive six months of such pay and bonus and continued health insurance coverage ranging from six months to one year. These amounts and benefits double if an NEO’s termination of employment without cause occurs on or after a change in corporate control. At the time of termination of employment, other than for cause, any unvested stock award becomes vested.

We reviewed their post-employment severance and change-in-control protections to ensure that they were competitive and appropriate to preserve stockholder interests. On January 24, 2006, we adopted the Accelerated Vesting Plan in order to attract and to retain the qualified personnel needed to assist in the Company’s business. The Accelerated Vesting Plan provides severance benefits in the form of immediate vesting of stock options, restricted stock, or other stock-based awards in the event of a change in control. In the event of the participant’s death, the Company’s termination without Cause, and the participant’s termination for Good Reason (Cause and Good Reason being defined in the plan document), the participant shall receive credit for one year of additional vesting for purposes of determining vested interest in any stock award, unless the participant’s employment agreement provides for greater vesting benefits.

3. Executive Compensation Decisions for 2006

The compensation for our Chief Executive Officer and Chief Financial Officer are established by the Compensation Committee, subject to approval by the Board of Directors. However, the chief executive officer recommends compensation ranges for the other NEOs to the Compensation Committee and the Board of Directors.

For fiscal year 2006, the annual increase in the base salaries of our NEOs ranged from 13% to 20% to reflect the performance of our NEOs and the Company and to maintain competitive salaries with our peer group. We provided our NEOs with incentive compensation in the following forms that reflect the Company’s financial performance in 2006:  (i) performance-based cash bonuses and (ii) restricted stock and stock option awards pursuant to our 2002 Stock Plan. Notably, our total revenue grew to $293.2 million in 2006, an increase of 35.5% from the total revenue of $216.4 million in 2005. When determining the incentive compensation of our NEOs, we also assessed other growth factors and other business results including earnings before interest, taxes, depreciation and amortization and stock-based compensation (“EBITDAs”), earnings per share, as well as research and development achievements. Determination of cash bonuses and equity grant amounts to each executives is not made in accordance with an established formula, but rather is based on an overall review of both individual and corporate performance, the executive officer’s position, and the value of equity grants of comparable officers at comparable companies.

We awarded the NEOs cash bonuses in excess of their targeted thresholds in recognition of our generally solid performance in 2006. Specifically, the 2006 bonus award for the Chief Executive Officer was approximately 105% of his base salary, and ranged from 46% to 74% for the other NEOs. In 2006, we granted restricted stock and stock options with the intention of retaining their service and motivating them to help us attain our long-term goals. The equity grants to our officers place greater emphasis on restricted shares than stock options, as we believe the value of restricted shares to the Officers are much greater than that of stock options, while the Company’s expense remains equal under both plans. In 2006, restricted share grants were 91% of the total equity grant values established by the compensation committee; while stock options accounted for 9%. Stock options were granted at fair market value, determined by the average high and low price method on the date of grant, with a vesting schedule of either (1) the earlier of the Company’s achievement of certain performance metrics or a five-year cliff or (2) a ratable four-year vesting schedule.

4. Accounting Considerations and Tax Considerations.

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to our NEOs. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m) of the Code. The Compensation Committee considers the net cost to the Company, and its ability to effectively administer executive compensation in the long-term interests of stockholders. To the extent that awards under the 2002 Stock Plan constitute performance-based awards, the awards should qualify as “performance-based compensation” for purposes of Section 162(m).

SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid by the Company to the CEO, CFO and other named executive officers for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Patrick Fourteau	2006	$325,000	$912,901	$1,758,892	$342,875	$—	$52,730	(3)	$3,392,398
President and Chief Executive Officer
Darrell Borne	2006	$240,000	$635,826	$500,585	$177,360	$—	$18,373	(4)	$1,572,144
Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Edward Schutter(8)	2006	$195,000	$137,981	$—	$117,000	$—	$16,509	(6)	$466,490
Executive Vice President and Chief Commercial Officer
Larry Dillaha(9)	2006	$179,352	$71,538	$—	$97,250	$—	$15,000	(7)	$363,140
Executive Vice President and Chief Medical Officer
Leslie Zacks	2006	$205,000	$138,538	$181,295	$102,500	$—	$17,953	(5)	$645,286
Vice President, Legal and Compliance

(1)          The amounts in the Stock Awards and Option Awards columns reflect the dollar amount recognized for awards pursuant to the 2002 Stock Plan for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). Consequently, the figures include amounts from awards granted in and prior to 2006. See the Company’s Annual Report for the year ended December 31, 2006 for a complete description of the FAS 123(R) valuation.

(2)          No bonus was paid to a named executive officer except as part of a non-equity incentive plan.

(3)          Represents $4,000 contributed under Sciele’s 401(k) plan; $2,207 for life and accidental death insurance; $1,891 for short term disability insurance; $923 for long term disability insurance; $9,566 for health insurance; and $325 for Health Club dues. In addition, $33,818 in commuting expenses for travel between his home and the home office.

(4)          Represents $5,500 contributed under Sciele’s 401(k) plan; $804 for life and accidental death insurance; $1,396 for short term disability insurance; $682 for long term disability insurance; $9,566 for group health insurance; and $425 for Health Club dues.

(5)          Represents $5,586 contributed under Sciele’s 401(k) plan; $663 for life and accidental death insurance; $1,193 for short term disability insurance; $582 in long term disability insurance; $9,554 for group health insurance; and $375 for Health Club dues.

(6)          Represents $7,500 contributed under Sciele’s 401(k) plan; $1,139 for life and accidental death insurance; $1,008 for short term disability insurance; $492 for long term disability insurance; and $6,370 for group health insurance.

(7)          Represents $7,500 contributed under Sciele’s 401(k) plan; $643 for life and accidental death insurance; $1,115 for short term disability insurance; $545 for long term disability insurance; $4,872 for group health insurance; and $325 for Health Club dues.

(8)          Mr. Schutter was employed by the Company beginning on April 1, 2006.

(9)          Mr. Dillaha was employed by the Company beginning on April 26, 2006.

2006 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information on grants of plan-based awards for fiscal year 2006 to the named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/sh) (5)	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Patrick Fourteau	—	—	$325,000	$487,500	—	—	—	—		—		—	—
	1/24/06	—	—	—	—	—	—	—		37,500	(3)	$15.79	$471,000
	1/24/06	—	—	—	—	—	—	—		37,500	(4)	$15.79	$471,000
	1/24/06	—	—	—	—	—	—	30,000	(6)	—		—	$473,700
	1/24/06	—	—	—	—	—	—	30,000	(7)	—		—	$473,700
	12/7/06	—	—	—	—	—	—	80,500	(7)(8)	—		—	$1,877,260
	12/7/06	—	—	—	—	—	—	34,500	(6)(8)	—		—	$804,540
Darrell Borne	—	—	$168,000	$360,000	—	—	—	—		—		—	—
	1/24/06	—	—	—	—	—	—	—		20,000	(3)	$15.79	$251,200
	1/24/06	—	—	—	—	—	—	—		20,000	(4)	$15.79	$251,200
	1/24/06	—	—	—	—	—	—	15,000	(6)	—		—	$236,850
	1/24/06	—	—	—	—	—	—	15,000	(7)	—		—	$236,850
	12/7/06	—	—	—	—	—	—	42,000	(7)(8)	—		—	$979,440
	12/7/06	—	—	—	—	—	—	18,000	(6)(8)	—		—	$419,760
Edward Schutter	—	—	$117,000	$117,000	—	—	—	—		—		—	—
	4/3/06	—	—	—	—	—	—	30,000	(6)	—		—	$735,900
	12/7/06	—	—	—	—	—	—	17,500	(6)(8)	—		—	$408,100
	12/7/06	—	—	—	—	—	—	17,500	(7)(8)	—		—	$408,100
Larry Dillaha	—	—	$89,700	$89,700	—	—	—	—		—		—	—
	2/20/06	—	—	—	—	—	—	10,000	(6)	—		—	188,400
	4/25/06	—	—	—	—	—	—	4,000	(6)	—		—	$95,680
	8/9/06	—	—	—	—	—	—	10,000	(6)	—		—	$196,100
	12/7/06	—	—	—	—	—	—	15,000	(6)(8)	—		—	$349,800
	12/7/06	—	—	—	—	—	—	15,000	(7)(8)	—		—	$349,800
Leslie Zacks	—	—	$102,500	$102,500	—	—	—	—		—		—	—
	1/24/06	—	—	—	—	—	—	7,500	(6)	—		—	$118,425
	1/24/06	—	—	—	—	—	—	7,500	(7)	—		—	$118,425
	12/7/06	—	—	—	—	—	—	7,500	(6)(8)	—		—	$174,900
	12/7/06	—	—	—	—	—	—	7,500	(7)(8)	—		—	$174,900

(1)          The amounts shown in column (e) reflect the maximum payment between the Company and the executives. These amounts are based on the individual’s current salary and position.

(2)          The amounts shown in column (i) and (j) reflect the number of shares of stock and options granted to each named executive officer pursuant to the 2002 Stock Plan.

(3)          The stock option vests in 25% increments beginning on the first anniversary of the grant and on each anniversary thereafter.

(4)          The stock option vests when the Company achieves certain performance based metrics or on the fifth anniversary of the date of the grant. Upon the Company’s achievement of certain performance metrics, the five year awards may vest over three years.

(5)          All stock options have an exercise price that is not less than 100% of the fair market value of the underlying shares on the grant date.

(6)          The restricted shares vest in 25% increments beginning on the first anniversary of the grant and on each anniversary thereafter.

(7)          The restricted shares vest when the Company achieves certain performance based metrics or on the fifth anniversary of the date of the grant. Upon the Company’s achievement of certain performance metrics, the five year awards may vest over three years.

(8)          The restricted share grants on December 7, 2006 are for the year ending December 31, 2007.

Narrative to Summary Compensation Table and the 2006 Grants of Plan-Based Awards Table

See the Compensation Discussion and Analysis above for a complete description of the 2002 Stock Plan to which the amounts listed under the Summary Compensation Table and 2006 Grants of Plan-Based Awards Table were paid or awarded and the criteria for such payments, which include targets for the payment of annual incentives, as well as a description of the options and stock grants.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

The following table sets forth information regarding outstanding equity-based awards, including the potential dollar amounts realizable with respect to each award.

			Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date (1)		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested
Patrick Fourteau	—	52,500	—	$2.52	5/16/2010	(2)	—	—
	102,500	50,000	—	$10.47	11/17/2010	(2)	—	—
	200,000	—	—	$11.46	12/22/2010		—	—
	100,000	—	—	$21.34	12/08/2011		—	—
	—	37,500	—	$15.79	1/24/2013	(2)	—	—
	—	37,500	—	$15.79	1/24/2013	(3)	—	—
	—	—	—		—		325,000	$7,800,000
Darrell Borne	10,000	—	—	$5.45	12/03/2009		—	—
	—	1,875	—	$7.75	1/27/2010	(2)	—	—
	20,000	20,000	—	$3.44	6/26/2010	(2)	—	—
	50,000	—	—	$21.34	12/08/2011		—	—
	—	20,000	—	$15.79	1/24/2013	(2)	—	—
	—	20,000	—	$15.79	1/24/2013	(3)	—	—
	—	—	—		—		202,500	$4,860,000
Edward Schutter	—	—	—	—	—		65,000	$1,560,000
Larry Dillaha	—	—	—	—	—		54,000	$1,296,000
Leslie Zacks	6,250	18,750	—	$21.82	01/03/2012	(2)	—	—
	25,000	—	—	$21.82	01/03/2012		—	—
	—	—	—	—	—		48,750	$1,170,000

(1)    The expiration date of each option occurs seven years after the date of grant.

(2)    The stock option vests in 25% increments beginning on the first anniversary of the grant and on each anniversary thereafter.

(3)    The stock option vests when the Company achieves certain performance based metrics or on the fifth anniversary of the date of the grant. Upon the Company’s achievement of certain performance metrics, the five year awards may vest over three years.

OPTIONS EXERCISE AND STOCK VESTED DURING 2006

The following table sets forth the dollar amounts realized pursuant to the vesting or exercise of equity-based awards during the last fiscal year.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)(4)		Value Realized upon Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Patrick Fourteau	105,000	(1),(4)	$2,203,425	50,000	(3),(4)	$1,085,130
Darrell Borne	45,625	(2),(4)	$790,893	37,500	(3),(4)	$813,848
Edward Schutter	—		—	—		—-
Larry Dillaha	—		—	—		—-
Leslie Zacks	—		—	6,250	(3)	$136,188

(1)          Reflects shares received upon exercise of options granted pursuant to the 2002 Stock Plan in May 2003.

(2)          Reflects shares received upon exercise of options granted pursuant to the 2002 Stock Plan. Included in the amount exercised are 10,000 shares from options granted in December 2002; 5,625 shares from options granted in January 2003; 20,000 shares from options granted in June 2003; and 10,000 shares from options granted in December 2003.

(3)          Reflects the vesting of restricted shares granted pursuant to the 2002 Stock Plan, in October 2005.

(4)          All shares are sold pursuant to Rule 10b5-1 plans.

POST-EMPLOYMENT PAYMENTS

The following table sets forth an estimate of the dollar amounts potentially payable to the named executive officers upon a termination  vesting or exercise of equity-based awards during the last fiscal year.

Name and Termination Event	Cash Severance Payment		Continuation of Employer— Paid Health Insurance		Acceleration of Stock Awards		Acceleration of Stock Options		Total Termination Benefits
Patrick Fourteau
Without Cause	$598,743	(1)	$9,566	(4)	$7,800,000	(7)	$2,419,950	(7)	$10,828,259
Death	$598,743	(1)	$9,566	(4)	$7,800,000	(7)	$2,419,950	(7)	$10,828,259
Involuntary or good reason after change in control (CIC)	$1,197,486	(2)	$19,132	(5)	$7,800,000	(7)	$2,419,950	(7)	$11,436,568
Darrell Borne
Without Cause	$375,600	(1)	$9,566	(4)	$4,860,000	(7)	$770,069	(7)	$6,015,235
Death	$375,600	(1)	$9,566	(4)	$4,860,000	(7)	$770,069	(7)	$6,015,235
Involuntary or good reason after change in control (CIC)	$751,200	(2)	$19,132	(5)	$4,860,000	(7)	$770,069	(7)	$6,400,401
Edward Schutter
Without Cause	$130,000	(3)	$4,777	(6)	$390,000	(8)	$—		$524,777
Death	$130,000	(3)	$4,777	(6)	$390,000	(8)	$—		$524,777
Involuntary or good reason after change in control (CIC)	$260,000	(1)	$9,554	(4)	$1,560,000	(7)	$—		$1,829,554
Larry Dillaha
Without Cause	$115,000	(3)	$2,389	(6)	$324,000	(8)	$—		$441,389
Death	$115,000	(3)	$2,389	(6)	$324,000	(8)	$—		$441,389
Involuntary or good reason after change in control (CIC)	$230,000	(1)	$4,778	(4)	$1,296,000	(7)	$—		$1,530,778
Leslie Zacks
Without Cause	$147,500	(3)	$9,554	(6)	$330,000	(8)	$40,875	(7)	$527,929
Death	$147,500	(3)	$9,554	(6)	$330,000	(8)	$40,875	(7)	$527,929
Involuntary or good reason after change in control (CIC)	$295,000	(1)	$9,554	(4)	$1,170,000	(7)	$40,875	(7)	$1,515,429

(1)   12 months of salary and a lump sum equal to 100% of the bonus received for the preceding calendar year.

(2)          24 months of salary and a lump sum equal to 200% of the bonus received for the preceding calendar year.

(3)          6 months of salary and a lump sum equal to 50% of the bonus received for the preceding calendar year.

(4)          12 months maximum of continued health insurance coverage.

(5)          24 months maximum of continued health insurance coverage.

(6)          6 months of continued health insurance coverage.

(7)          Shares of restricted stock and unvested options will immediately vest and become exercisable.

(8)          Shares of restricted stock and unvested options will be accelerated by one year.

Narrative to Post-Employment Payments Table

Employment Agreements

On May 16, 2003, the Company entered into an employment agreement with Patrick Fourteau, as amended and restated on September 17, 2003 and January 24, 2006 and as amended on February 2, 2007, under which Mr. Fourteau is serving as President and Chief Executive Officer. On December 12, 2002, the Company entered into an employment agreement with Darrell Borne, as amended and restated on February 12, 2003, June 12, 2003, September 17, 2003 and  January 24, 2006, under which Mr. Borne is serving as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. On December 30, 2004, the Company entered into an employment agreement with Leslie Zacks under which Mr. Zacks is serving as Vice President of Legal and Compliance. On April 1, 2006, the Company entered into an employment agreement with Edward Schutter under which Mr. Schutter is serving as Executive Vice President and Chief Commercial Officer. On April 26, 2006 the Company entered into an employment agreement with Larry Dillaha under which Mr. Dillaha is serving as Executive Vice President and Chief Medical Officer. Each of the above employment agreements may be terminated by the Company with or without Cause (as defined in the employment agreements). The officers may terminate employment upon 60 days written notice to the Company.

Non-compete Provisions

In the case of Messrs. Fourteau, Borne, Schutter, Dillaha and Zacks, the employment agreements restrict each officer from directly or indirectly performing services for a competing business substantially similar to those he performs for the Company during that officer’s employment with Sciele and for twelve months following termination of employment. A business is a competing business if it is engaged in the development, marketing or sale of prescription drug products, including generic and non-generic drug products, which are competitive with (1) those products being marketed by Sciele at the time of the executive’s termination; or (2) those products that the executive was aware were under development by Sciele and expected to be marketed within two years of the executive’s termination.

The employment agreements also prohibit each officer from soliciting the Company’s current suppliers, customers or clients with whom the executive dealt, or with whom anyone in the executive’s direct chain of command dealt, on behalf of the Company within the year preceding the executive’s termination of employment, for the purpose of purchasing drug products (or ingredients of drug products) or selling or marketing drug products, including generic and non-generic drug products, which are competitive with (1) those products which are being marketed by the Company at the time of the executive’s termination; or (2) those products that the executive was aware were under development by the Company and expected to be marketed within two years of the executive’s termination. These employment agreements incorporate a document which prohibits each officer from disclosing any of Sciele’s trade secrets, confidential information or ideas that the officer may have acquired or developed relating to the Company’s business for five years following termination of employment.

DIRECTOR COMPENSATION TABLE

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2006.

Name(6)	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (3), (4)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)	Total ($)
Pierre LaPalme	$63,500	$20,796	$55,033	—	—	—	$139,329
Jerry N. Ellis	$44,750	$20,796	$55,727	—	—	—	$121,273
Jerry C. Griffin, M.D.	$10,500	$2,089	$—	—	—	—	$12,589
William J. Robinson	$39,750	$20,796	$67,379	—	—	—	$127,925
Jon S. Saxe	$46,250	$20,796	$60,330	—	—	—	$127,376
Patrick J. Zenner	$44,000	$20,796	$69,058	—	—	—	$133,854
John Kapoor (2)	$49,750	$—	$—	—	—	—	$49,750

(1)           In 2006, each director who is not an employee received the following compensation:

Cash Compensation
Annual retainer	$30,000
In-person attendance fee	$1,500
Telephonic attendance fee	$750
Board chair fee	$10,000
Audit Committee chair fee	$5,000
Audit Committee financial expert	$5,000
Compensation Committee chair	$5,000
NCG Committee chair	$5,000
M&A Committee chair	$5,000

(2)           John Kapoor, a founder and director of the Company since December 1996, retired from the Company’s Board of Directors in December 2006.

(3)           At the 2006 annual meeting of stockholders, the Directors were each granted 2500 shares of restricted stock and 5,000 stock options. These shares and options will vest 25% annually over 4 years.

(4)           Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) and include amounts from restricted share awards granted in and prior to 2006. As of December 31, 2006, each Director has the following number of unvested restricted share awards:  Pierre LaPalme, 4,375; Jon S. Saxe, 4,375; Jerry N. Ellis, 4,375; Patrick J. Zenner, 4,375; William J. Robinson, 4,375; and Jerry, C. Griffin, M.D., 2,500.

(5)          Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), and thus include amounts from awards granted in and prior to 2006. As of December 31, 2006, each Director has the following aggregate number of options outstanding:  Pierre LaPalme, 39,750; Jon S. Saxe, 37,250; Jerry N. Ellis, 32,750; Patrick J. Zenner, 46,300; William J. Robinson, 20,000. The full grant date fair value of the 2006 option awards to each awarded director, computed in accordance with FAS 123(R) Messrs. John Kapoor and Jerry C. Griffin, M.D. did not receive option awards in 2006.

(6)          Patrick Fourteau, an employee Director, receives no director compensation.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

There were no transactions since December 31, 2006 through the date of this proxy statement, or any currently proposed transactions, in which Sciele was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest except for the compensation matters described elsewhere in this proxy statement. It is the policy of Sciele’s Board of Directors to review any such potential transaction prior to Sciele’s entry therein, and the Board of Directors requires management to bring any such potential transaction to the Board of Directors’ consideration.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Sciele’s executive officers, directors and 10% stockholders to file reports regarding their initial ownership of Sciele’s common stock and changes in ownership with the SEC and the Nasdaq Stock Market. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish Sciele with copies of all Forms 3, 4 and 5 and any amendments thereto filed with the SEC or a written representation that the person is not required to file a Form 5. Based solely on its review of copies of such documents, Sciele believes that with respect to fiscal year 2006, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 2
APPROVAL OF THE SCIELE 2007 STOCK INCENTIVE PLAN

The Board of Directors adopted the Sciele Pharma, Inc. 2007 Stock Incentive Plan (hereinafter, the “2007 Plan” or the “Plan”) on February 21, 2007 subject to shareholder’s approval. The Plan is subject to shareholder approval at this Annual Meeting. Below is a summary of the principal provisions of the 2007 Plan and its operation. A copy of the 2007 Plan is set forth in full in Appendix B to this proxy statement, and the following description of the 2007 Plan is qualified in its entirety by reference to Appendix B.

Background

Subject to stockholder approval, the Board of Directors has adopted the 2007 Plan and is proposing that the Plan be approved by the Company’s stockholders at the Annual Meeting to enable the Company to design appropriate awards and incentives. The amount and nature of the proposed awards under the Plan have not yet been determined, although the Plan permits grants of stock options, stock appreciation rights (“SARs”), restricted stock or units, unrestricted shares, deferred share units, and performance awards (collectively, the “Awards”). A copy of the 2007 Plan is set forth in full in Appendix B to this proxy statement, and the following description of the Plan is qualified in its entirety by reference to Appendix B.

The Board of Directors believes that the Plan is an important factor in attracting, retaining and motivating employees, consultants, agents, and directors of the Company and its affiliates. The Board believes that the Company needs the flexibility both to have an increased reserve of common stock available for future equity-based awards, and to make future awards in a form other than stock options.

The Plan will reserve 2,200,000 shares of Common Stock for future awards to employees, consultants, agents, and directors. The Board of Directors recognizes the need for this future reserve because less than 343,867 shares that remain available for awards, in the aggregate, under the Company’s 2003 Nonqualified Stock Option Plan and 2002 Stock Plan. Upon the effective date of the 2007 Plan, the Company will not grant, award or sell any further options or shares of common stock under the 2003 Nonqualified Stock Option Plan or the 2002 Stock Plan (other than the issuance of shares of common stock pursuant to awards previously made under such plans). Further,  the Company may in the future make acquisitions resulting in the hiring of additional employees. Stockholder approval of the Plan will enable the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company.

If the Plan is approved by the Company’s stockholders, the Board intends to cause the shares of Common Stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission at the Company’s expense.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the 2007 Stock Incentive Plan. The affirmative vote of holders of a majority of the shares of Common Stock which are present in person or by proxy at the Annual Meeting, entitled to vote on this proposal and which have actually voted is required for approval of this proposal.

Summary of the 2007 Plan

The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the Plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the Plan.

Purpose.   The purpose of the Plan is to attract, retain and motivate select employees, officers, directors, consultants, and agents of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards for superior performance.

Shares Subject to the Plan.   The Plan provides that no more than 2,200,000 shares of Common Stock may be issued pursuant to Awards under the Plan. These shares shall be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury or in a trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable under the 2007 Plan (as well as under the Company’s 2003 Nonqualified Stock Option Plan or its 2002 Stock Plan) will again be available for subsequent Awards, except as prohibited by law.

Administration.   Either the Board of Directors or a committee appointed by the Board will administer the Plan. The Board of Directors and any committee exercising discretion under the Plan from time to time are referred to as the “Committee.”  The Compensation Committee of the Board of Directors is currently acting as the Committee for purposes of the Plan. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan. Within the limits of the Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan. The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility.   The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The Plan provides that no Participant may receive, over the life of the Plan, Options and SARs that relate to more than the total number of Shares reserved for Awards under the Plan. As of March 5, 2007, substantially all of the approximately 855 employees (including officers) of the Company and its affiliates and all six of the Company’s non-employee directors would have been eligible to participate in the Plan.

Options.   Options granted under the Plan provide Participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify (“Non-ISOs”). The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).

Share Appreciation Rights (SARs).   A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of Common Stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of Shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs.   The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the Award (110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock). As of the Record Date, the closing price of a share of Common Stock on the NASDAQ Global Select Market was $21.70 per share.

Exercise of Options and SARs.   To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock).

Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent Disability, and during the 60-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units.   Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The Plan provides for deferred share units in order to permit certain directors, consultants, agents, or select members of management to defer their receipt of compensation payable in cash or shares of

Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.

Whenever shares of Common Stock are delivered pursuant to these Awards, the Participant will be entitled to receive additional shares of Common Stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the date of the Award and issuance or release of the shares of Common Stock and (ii) a number of additional shares of Common Stock equal to the shares of Common Stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of Common Stock if the Participant had received such cash dividends between its grant date and its settlement date.

Performance Awards.   The Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of Common Stock, cash or some combination of the two; subject to an individual Participant limit of no more than the total number of Shares reserved for Awards under the Plan (or, for Performance Units to be settled in cash, the equivalent Fair Market Value of such shares. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the Plan requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; earnings before interest, taxes, depreciation and amortization and stock-based compensation (“EBITDAS”); acquisition/sale of assets; cash flow per share; book value per share; costs; sales; volume; cash flow (as the Committee may define such term); and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Forfeiture.   Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a Participant who does not comply with certain employment-related covenants, either during employment or after ceasing to be employed: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award.

Income Tax Withholding.   As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability.   Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions.   The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the Plan.

In addition, in the event or in anticipation of a Change in Control (as defined in the Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised Options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an Award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of Common Stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of the 2007 Plan; Amendments or Termination.   The term of the Plan will be ten years from the date of this year’s Annual Meeting (assuming it received stockholder approval and became effective). The Board may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless (i) it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization,  (2) it is otherwise mutually agreed between the Participant and the Committee, or (3) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the Participant. Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation  for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences.   The following is a brief summary of certain tax consequences of certain transactions under the Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences.   Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs.   A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.   A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.   A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of Common Stock that the Participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards.   In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

Unrestricted Shares.   A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions.   Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.   The Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations.   The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits.   The Committee will grant Awards under the Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Plan, other than to note that the Committee has not granted Awards that are contingent upon the approval of the Plan.

Recoupment of Awards.   A Participant shall reimburse the Company for all or any portion of any Awards granted under the Plan (or the Committee may require termination, rescission or recapture of) any Award if (i) the granting, vesting or payment of an Award under the Plan was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement; (ii) the Participant engaged in material fraud or misconduct that partially caused the need for a material financial restatement; and (iii) a lower granting, vesting or payment of such Award would have occurred based upon the restated financial results.

PROPOSAL 3
RATIFICATION OF APPOINT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Action is to be taken at the Annual Meeting with respect to the ratification of the independent registered public accounting firm, who were selected by the Audit Committee of the Board of Directors, to audit the financial statements of Sciele for fiscal year ending December 31, 2006. Although the ratification of independent registered public accounting firm is not required to be submitted to a vote of the stockholders, Sciele believes that such ratification is a matter on which the stockholders should express their opinion. Notwithstanding stockholder approval of the ratification of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Audit Committee believes that such a change would be in the best interest of Sciele and its stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP as the independent registered public accounting firm of Sciele for the fiscal year ending December 31, 2007.

BDO Seidman, LLP has advised Sciele that no member of its firm has any direct or indirect material financial interest in Sciele. Representatives of BDO Seidman, LLP, our independent registered public accounting firm for the current year are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SCIELE.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER PROPOSALS

Proposals by stockholders intended to be presented at Sciele’s 2008 Annual Meeting of Stockholders must be received by Sciele at its corporate headquarters no later than November 9, 2007 in order to be included in Sciele’s 2008 Proxy Statement. However, in the event that the date of Sciele’s 2008 Annual Meeting is changed by more than 30 days from this year’s Annual Meeting, then proposals must be received within the period of time specified in Sciele’s Amended and Restated Bylaws.

Sciele’s Amended and Restated Bylaws require that in order for stockholders to nominate directors or bring matters before an Annual Meeting, stockholders must be received by the Secretary at that address (a) in the case of an annual meeting, not less than 90 days nor more than 130 days prior to the date of the anniversary of the previous year’s annual meeting; provided, however, if the annual meeting is more than 30 days prior to or 60 days after the anniversary date of the previous year’s annual meeting, then the notice must be received not later than the later of (i) the close of business 90 days prior to the annual meeting or (ii) the tenth (10th) day following the day on which the notice of the date of the annual meeting  was mailed or publicly disclosed and (b) in the case of a special meeting, not more than the close of business on the tenth (10th) day following the day on which the notice of the date of the special meeting was mailed or publicly disclosed, whichever occurs first.

BENEFICIAL OWNERS

Unless we have received contrary instructions, Sciele may send a single copy of its annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if Sciele believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce Sciele’s expenses.

If you would like to receive your own set of Sciele’s annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of Sciele’s annual disclosure documents, follow these instructions.

If your shares are registered in your own name, please contact Sciele at its executive offices at Five Concourse Parkway, Suite 1800, Atlanta, GA 30328, Attention: Secretary at (770) 442-9707 to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope or vote by telephone or Internet as described on the proxy card. Please act promptly to ensure that you will be represented at this important meeting.

Upon the written request of any record or beneficial owner of common stock of Sciele whose proxy was solicited in connection with the 2007 Annual Meeting of Stockholders, Sciele will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for is fiscal year ended December 31, 2006. Requests for a copy of such Annual Report on Form 10-K should be addressed to Investor Relation Department, Sciele Pharma, Inc., Five Concourse Parkway, Suite 1800, Atlanta, GA 30328.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to sign, complete, date and return the proxy card in the enclosed postage-paid envelope, or vote by telephone or via the Internet.

By Order of the Board of Directors

Pierre Lapalme
Chairman of the Board
March 13, 2007

Appendix A

AUDIT COMMITTEE CHARTER
OF
SCIELE PHARMA, INC.

December 7, 2006

I.   CHARTER

This document shall be the official governing charter (“Charter”) of the Audit Committee (the “Committee”) of the Board of Directors of Sciele Pharma, Inc., a Delaware corporation (the “Company”), adopted as of December 7, 2006. This Charter hereby replaces and supersedes all former Charters. Definitions of certain terms used in this Charter are included in the definitions section herein.

II.   PURPOSE

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by maintaining a committee of independent directors for the purposes described in this Charter. The Committee’s primary focus shall involve oversight of (a) the integrity of the Company’s financial reports provided by the Company to any governmental body or the public (b) the Company’s systems of internal auditing and controls, and (c) the Company’s finance, auditing, accounting, legal and financial reporting as established by the Company. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Company’s outside independent auditors shall ultimately be accountable to the Committee, as representatives of the Company’s stockholders. The Committee shall be accountable and responsible to the full board.

The Committee’s primary duties and responsibilities are to:

•       Serve as an independent and objective party to review the financial statements and management’s discussion and analysis of financial condition and results of operations contained in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

•       Review and appraise the audit efforts of the Company’s independent auditors.

•       Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

•       Pre-approve all audit and permissible non-audit services to be performed for the Company by its independent auditors.

•       Appoint, compensate, oversee and, if applicable, replace the independent auditors which audit the Company’s financial statements.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

The Company shall provide the Committee with unrestricted access to all internal and external information available to the Company to facilitate the Committee’s fulfillment of its functions and purpose. The Committee does not provide special assurances on the Company’s financial statements, financial reporting or internal controls, but rather serves as one among other means to promote the quality and integrity of the Company’s financial statements, financial reporting and internal controls.

III.   COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be qualified to be a member of the Committee under the National Association of Securities Dealers, Inc. (“NASD”) Listing Standards for Nasdaq-listed companies and the applicable rules promulgated by the Securities and Exchange Commission, subject to the permissible exceptions provided by the NASD Listing Standards for Nasdaq-listed companies. In furtherance thereof, each member of the Committee shall be “independent” within the meaning of the NASD Listing Standards for Nasdaq-listed companies and the rules and regulations promulgated by the Securities and Exchange Commission, subject to the permissible exceptions provided by the NASD Listing Standards for Nasdaq-listed companies. In addition, each member shall (1) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time in the past three years, and (2) be able to read and understand fundamental financial statements, including the balance sheets, income statements and cash flow statements of the Company. The Board of Directors shall also appoint at least one member who is an “audit committee financial expert.”

Upon recommendation by the Nominating/Corporate Governance Committee, the members of the Committee shall be elected by the Board of Directors and shall serve a one-year term or until replaced or removed by the Board of Directors from time to time at its discretion if earlier. Unless a chairperson is elected by the full Board of Directors, the members of the Committee may designate a chairperson by majority vote of the full Committee membership.

The Committee may form and delegate authority to subcommittees when appropriate and permitted by applicable law.

IV.   MEETINGS

The Committee shall meet formally at least four times a year or as more frequently as the discharge of its responsibilities shall require. The chairperson or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such times and places as shall be determined by the chairperson or a majority of the members of the Committee, as the case may be. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. When present, the chairperson will preside at all meetings of the Committee. The Committee may meet in person or by telephonic, video conference or other communications equipment by means of which each of the participating members can simultaneously hear each other, and may take actions by unanimous written consent or electronic transmission of all the members of the Committee.

The Committee shall also meet in person or by telephonic, video conference or other communications equipments by means of which each of the participating members can simultaneously hear each other, with the Company’s management and its independent auditors, to review and make inquiries regarding the Company’s financial statements and other financial information, prior to the filing of the Company’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q with the Securities and Exchange Commission or the issuance of any press release announcing the Company’s quarterly or annual financial results.

As part of its purpose to foster open communication, the Committee will, in its scheduled meetings, include management and the independent auditors, as necessary. Portions of some of the meetings will be held with only the independent auditors, portions with only Company internal finance and accounting staff, portions with only Company management and portions with only the Committee members. The Committee shall report on its meetings to the Board of Directors in an appropriate and timely fashion and may retain legal counsel and other outside advisers for the purpose of giving advice and maintaining accurate minutes of the meetings.

V.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.     Review, reassess the adequacy of and, if it deems necessary or appropriate, update this Charter at least annually as conditions dictate and determine whether it has satisfied its responsibilities under this Charter during the prior year.

2.     Review and discuss, with the Company’s management and the independent auditors, all audited and unaudited financial statements, reports and other financial information of the Company prior to the filing or furnishing of such financial statements, reports or other financial information submitted to the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the Quarterly Reports on Form 10-Q, and any other submissions containing the Company’s financial statements, reports or other financial information, including any certificate, report, opinion or review rendered by the independent auditors.

3.     Prepare a report to be included in the Company’s annual Proxy Statement regarding the Committee’s activities, in accordance with the requirements set forth by the Securities and Exchange Commission.

Independent Auditors

4.     Have sole authority to appoint, compensate, oversee, retain and replace the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

5.     Review and monitor the scope and approach to the annual audit.

6.     Annually, ensure the receipt of, and review, a formal written statement from the independent auditors setting forth all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the auditors.

7.     Annually, review the performance of the independent auditors and discharge such auditors in its discretion when circumstances warrant in accordance with the fact that the independent auditors are ultimately responsible to the Committee as the representative of the Board of Directors and the stockholders.

8.     Periodically consult with management and the independent auditors (which, in the discretion of the Committee, may occur out of the presence of management) about internal controls and the quality and accuracy of the Company’s financial statements.

9.     Approve or pre-approve all audit and non-audit services to be provided by the Company’s independent auditors which audit the Company’s financial statements.

Internal Finance and Accounting

10.   Monitor the appointment, replacement, reassignment or dismissal of the members of the Company’s internal finance and accounting department by management, including the appointment and replacement of senior internal auditing employees.

11.   At least semi-annually, the Company’s internal finance and accounting department shall report directly to the Committee as to its activities and any other matter requested of it by the Committee.

12.   Discuss with independent auditors the internal finance and accounting department’s responsibilities, budget and staffing, and any changes recommended by the Committee in the planned scope of the internal audit.

Financial Reporting

13.   In consultation with the independent auditors and management, review and monitor the quality and integrity of the Company’s financial reporting processes, both internal and external, and oversee the Company’s:  (a) “disclosure control and procedures,” (b) “internal control over financial reporting,” (c) Code of Ethics for Chief Executive and Financial Executives, and (d) various certification obligations, all as required pursuant to federal securities laws.

14.   Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

15.   Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors and management and/or its internal finance and accounting department.

Process Improvement

16.   Establish systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments and estimates made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments and estimates.

17.   Following completion of the annual audit, review separately with each of management, the independent auditors and the Company’s internal finance and accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management’s response.

18.   Review and resolve any significant disagreement among management and the independent auditors or the Company’s internal finance and accounting department in connection with the preparation of the financial statements.

19.   Review with the independent auditors, the Company’s internal finance and accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance; Funding

20.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall have the exclusive authority to oversee, investigate and take remedial action with respect to any and all complaints regarding accounting, internal accounting controls or auditing matters. In addition, at least annually, the Committee shall report to the Board of Directors as to the status of all complaints relating to material accounting, internal accounting controls or auditing matters of which the Committee is aware.

21.   Approve, in advance, all Related Party Transactions and the Committee shall be provided with all pertinent information and data regarding any such proposed transaction.

22.   Review management’s monitoring of the Company’s compliance with the Company’s ethical policies and any code of conduct or any portions thereof which the Company may from time to time adopt relating to accounting, internal accounting controls and auditing matters, including the confidential and anonymous submissions by employees of the Company regarding known or suspected violations of the Company’s ethical policies and code of conduct.

23.   Evaluate whether management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to appropriate governmental organizations and the public satisfy the applicable legal requirements.

24.   Review legal compliance matters with the Company’s legal counsel.

25.   Review any legal matter that could have a significant impact on the Company’s financial statements with the Company’s legal counsel.

26.   Conduct or authorize investigations into any matters within the Committee’s scope of responsibility.

27.   Retain independent legal counsel and other professionals or advisors as the Committee determines necessary or appropriate to carry out its duties.

28.   Determine appropriate funding for the payment of compensation to the independent auditors, any advisors retained by the Committee and for ordinary administrative expenses of the Committee, which funding shall be provided by the Board of Directors to the Committee and the Committee shall provide to the Chief Financial Officer a written estimate of the expenses to be incurred in the retention of independent auditors or any advisors or for administrative purposes, unless such written estimate would compromise, as reasonably determined by the Committee, the ability of the Committee to perform its duties or its independence.

29.   Perform any other activities consistent with this Charter, the Company’s Restated Certificate of Incorporation, the Company’s Amended and Restated By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

* * * * *

DEFINITIONS

In the event the NASD Listing Standards for Nasdaq-listed companies or the applicable rules and requirements of the Securities and Exchange Commission are amended from time to time to revise their defined terms, the corresponding definitions herein shall be automatically amended to conform to such definitions as revised by the Securities and Exchange Commission or the NASD, as applicable.

Affiliate means every (a) member of or nominee to the Board of Directors, (b) officer of the Company, and (c) beneficial or record owner of 5% or more of the Company’s outstanding common stock (including members of such person’s immediate family—spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law).

Audit Committee Financial Expert means a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions. In addition, the person shall have acquired such attributes through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

Family Member means a person’s spouse, parents, children and siblings, whether by blood, marriage (including any in-law relationships) or adoption, or anyone residing in such person’s home.

Independent Director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

A.    a director who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company;

B.     a director who accepted or who has a Family Member who accepted any payments from the Company or any subsidiary of the Company in excess of $60,000 during the current or any of the past three (3) fiscal years, other than the following:

(i)             compensation for Board of Directors or Board committee service;

(ii)         payments arising solely from investments in the Company’s securities;

(iii)     compensation paid to a Family Member who is a non-executive employee of the Company or a subsidiary of the Company;

(iv)       benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)           loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

C.     a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company as an executive officer;

D.    a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)             payments arising solely from investments in the Company’s securities; or

(ii)         payments under non-discretionary charitable contribution matching programs;

E.     a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity;

F.     a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years;

G.    a director who, other than in his or her capacity as a member of the Board of Directors, the Committee or any other Board committee:

(i)             has accepted directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company other than fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company; provided that such compensation is not contingent in any way on continued service; or

(ii)         is an Affiliate of the Company or any subsidiary of the Company; or

H.    a director who participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years.

Related Party Transaction means any transaction required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

* * * * *

Appendix B

SCIELE PHARMA, INC.
2007 STOCK INCENTIVE PLAN

Plan Document

1.   Establishment, Purpose, and Types of Awards

Sciele Pharma, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Sciele Pharma 2007 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates. The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.   Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.   Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,200,000 Shares, on the premises and provided that if this Plan becomes effective, pursuant to Section 20 below, the Company shall not thereafter grant, award or sell any further options or shares of Common Stock under the Company’s 2002 Stock Plan (the “2002 Plan” or the 2003 Nonqualified Stock Option Plan (the “2003 Plan”). Notwithstanding the foregoing, the Company will honor awards made under the 2002 Plan and the 2003 Plan and will issue shares of Common Stock pursuant to the options granted under the 2002 Plan and the 2003 Plan prior to the effective date of this 2007 Plan. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares,  Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a trust.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under this Plan or the 2002 Plan or the 2003 Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under this 2007 Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award under this Plan or the 2002 and 2003 Plans either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award.

Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to future ISO Awards.

4.   Administration

(a)   General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(b)   Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c)   Powers of the Committee. Subject to the provisions of the Plan and to Section 15(a) in particular, the Committee shall have the authority, in its sole discretion:

(i)    to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or dollars to be covered by each Award;

(ii)   to determine, from time to time, the Fair Market Value of Shares;

(iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)    to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi)  in order to fulfill the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d)   Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive.  The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)   No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

5.   Eligibility

(a)   General Rule. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award, any terms for vesting of Awards, and in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards pursuant to the terms of the Plan if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b)   Documentation  of Awards. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to all of the terms and conditions of the Plan set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

(c)   Limits on Awards. During the term of the Plan, no Participant may receive Options and SAR Awards that relate to more than the total number of Shares reserved for Awards pursuant to Section 3 above, as adjusted pursuant to Section 13 below.

(d)   Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements) and the provisions of Section 15 below, the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the exercise price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.   Option Awards

(a)   Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b)   ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c)   Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d)   Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that—

(i)    if an ISO is granted to an Employee who is a Ten Percent Holder on the Grant Date, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii)   for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(e)   Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f)    Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g)   Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)    cash or check payable to the Company (in U.S. dollars);

(ii)   other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv)  any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h)   Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i)    Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, Disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 60 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)   Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)  Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination (provided that an ISO exercised more than three months after termination of the Participant’s Continuous Service shall to that extent be treated an a Non-ISO).

(iv)  Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 60 days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)    Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

If there is a blackout period imposed by the Securities and Exchange Commission or the Company in either case that prohibits the buying or selling or Shares during any part of the ten (10) day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten (10) extends beyond when such blackout period ends.  Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

(i)    Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7.   Share Appreciation Rights (SARs)

(a)   Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person in any of the following forms:

(i)    SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii)   SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine and set forth in the applicable Award Agreement.

(iii)  Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

(b)   Exercise Price. The per Share exercise price of a SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share on the Grant Date, subject to adjustments by the Committee in accordance with Code Section 409A, after its delivery to the Company. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option.

(c)   Exercise of SARs. An SAR may not have a term exceeding ten years from its Grant Date. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d)   Effect on Available Shares. All SARs that may be settled in Shares shall be counted in full against the number of Shares available for awards under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.

(e)   Payment.  Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying—

(i)    the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii)   the number of Shares with respect to which the SAR has been exercised.

(iii)  Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f)    Form and Terms of Payment. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise. Subject to Applicable Law, the Committee may, in its sole discretion, provide in an Award Agreement that the amount determined under Section 7(e) above shall be settled solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares.

(g)   Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions under which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.   Restricted Shares, Restricted Share Units, and Unrestricted Shares

(a)   Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program that the Committee may approve under which one or more Eligible Persons (selected by the Committee in its sole discretion) may elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)   Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units to the extent the Participant’s interest therein has not vested on or before such termination date; provided that (i) unless otherwise provided in an Award Agreement, full vesting shall occur if the Participant’s Continuous Service ends due to the Participant’s death, being Disabled, or Retirement, and (ii); if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c)   Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d)   Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e)   Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued a number of Shares equal to the sum of (i) any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units, and (ii) a number of Shares equal to the Shares that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for Shares if the Participant had received such cash dividends with respect to each Restricted Share or Share subject to a Restricted Share Unit Award between its Grant Date and its settlement date.

(f)    Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units promptly provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g)   Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an initial Award of either Restricted Shares or Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award, subject to adjustments by the Committee in accordance with Code Section 409A), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above, and no vesting shall occur (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election.

9.   Deferred Share Units

(a)   Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first receives an Award, subject to adjustments by the Committee in accordance with Code Section 409A) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make Awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b)   Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c)   Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless—

(i)    the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii)   the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)   Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a number of Shares equal to the sum of (i) any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares equal to the Shares that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for Shares if the Participant had received such cash dividends between the Grant Date and the settlement date for the Deferred Share Units.

(e)   Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f)    Unsecured Rights to Deferred Compensation.   A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.   Performance Awards

(a)   Performance Units.   Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

(b)   Performance Compensation Awards.   Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c)   Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed the total number of Shares reserved under Section 3 above for Awards, or, for Performance Units to be settled in cash, the equivalent Fair Market Value of such Shares as of the award date. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d)   Definitions.

(i)    “Performance Formula” means, for a Performance Period, one or more objective formulae or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)   “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; earnings before interest, taxes, depreciation and amortization (“EBITDA”); acquisition/sale of assets; cash flow per share; book value per share; costs; sales; volume; cash flow (as the Committee may define such term); product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)  “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)   Deferral Elections.   At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.   Taxes

(a)   General.   As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied, and may unilaterally withhold Shares for this purpose. If the Committee allows or effectuates the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)   Default Rule for Employees.   In the absence of any other arrangement authorized by the Committee or set forth in the Award Agreement, and to the extent permitted under Applicable Law, each Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the minimum applicable tax withholding and employment tax obligations associated with an Award. If such withholding of Shares is not permitted for any reason, the Company shall satisfy any required withholding through withholding from cash compensation otherwise payable to the Participant. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(c)   Surrender of Shares.   If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(d)   Income Taxes and Deferred Compensation.   Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.    Non-Transferability of Awards

(a)   General.   Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b)   Limited Transferability Rights.   Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.   Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a)   Changes in Capitalization.   The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)   Dissolution or Liquidation.   In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)   Change in Control.   Except to the extent provided otherwise in an Award Agreement or in an unexpired employment agreement, in the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i)    arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii)   accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii)  arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iv)  terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(v)    make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, unless otherwise provided in an Award Agreement, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control incurs an Involuntarily Termination by the Successor Corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d)   Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.   Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.   Modification of Awards and Substitution of Options.

(a)   Modification, Extension, and Renewal of Awards.   Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However,  the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code), unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.  Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures.

(b)   Substitution of Options.   Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.   Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.   Amendment and Termination of the Plan.

(a)   Authority to Amend or Terminate.   Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b)   Effect of Amendment or Termination.   No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless either it relates to an adjustment pursuant to Section 13 or modification pursuant to Section 15(a) above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.   Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.   Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.   Effective Date.

This Plan shall become effective on the date which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Committee determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law).

21.   Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.   Laws And Regulations.

(a)   U.S. Securities Laws.   This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b)   Other Jurisdictions.   To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.   No Shareholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.   No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.   Termination, Rescission and Recapture of Awards.

(a)   Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, but only to the extent expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b)   A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c)   Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)   Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e)   If the Company determines, in its sole and absolute discretion, that (i) a Participant has materially violated any of the Conditions or (ii) during his or her Continuous Service, or within six (6) months after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f)    Within ten days after receiving notice from the Company of any such activity described in Section 25(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the

Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)   Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h)   All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)    Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement,  this Section shall not be applicable:  (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

26.   Recoupment of Awards.

(a)   Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, require that each Participant agrees to reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee  require the Termination or Rescission of, or the Recapture associated with, any Award, if—

(i)    the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(ii)   the Committee’s view the Participant engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate and are described in Section 26(b) hereof; and

(iii)  a lower granting, vesting, or payment of such Award would have occurred based upon the restated financial results.

In each instance, the Committee will, to the extent practicable and allowable under applicable laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant, including reimbursement for any gains realized on the exercise of Options or SARs attributable to such Awards, plus a reasonable rate of interest, effecting the cancellation of Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, Performance Awards, and outstanding Options and SARs; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the date the applicable restatement is disclosed.

(b)   Materiality.   For purposes of this Section 26, the Company shall only be entitled to recoup Awards in the event of having a significant adverse effect on the Company  and involving (i) the willful failure to substantially perform his duties; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

SCIELE PHARMA, INC.
2007 STOCK INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations (to the extent the Committee determines in its discretion that compliance with such rules or regulations) and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i)    The acquisition (other than by a direct purchase of shares from the Parent) by any “person,” including a “syndication” or “group”, as those terms are used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (other than any such person currently owning in excess of the following amount), of securities representing 25% or more of the combined voting power of the Parent’s then outstanding voting securities, which is any security that ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

(ii)   The Parent is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (a) the stockholders of the Parent immediately prior to such merger or consolidation, or (b) if a record date has been set to determine the stockholders of the Parent entitled to vote on such merger or consolidation, the stockholders of the Parent as of such record date;

(iii)  If at any time during a calendar year a majority of the directors of the Parent are not persons who were directors at the beginning of the calendar year;

(iv)  The Parent transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Parent; or

(v)    The Parent approves a plan or proposal for dissolution on liquidation of the Parent

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Sciele Pharma, Inc. a Delaware  corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” or “Disability” means a condition under which a Participant—

(a)   is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)   is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq Global Market) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)–(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:  (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s  total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Sciele Pharma 2007 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company,  as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

PROXY	SCIELE PHARMA, INC.	PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
April 25, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Sciele Pharma, Inc., a Delaware corporation (“Sciele”), hereby appoints Darrell Borne as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders to be held at 1:00 pm (EDT) on April 25, 2007 at the Atlanta Marriott Perimeter Center, Grand Ballroom, 246 Perimeter Center Parkway, NE, Atlanta, Georgia 30346, and at any adjournment(s) or postponement(s) thereof and, to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF THIS PROXY IS EXECUTED AND NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD, FOR THE APPROVAL OF THE SCIELE 2007 STOCK INCENTIVE PLAN, FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO THE TRANSACTION OF ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on reverse side)

7234—Sciele Pharma, Inc.

SCIELE PHARMA, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

CONTROL NUMBER

The Board of Directors recommends a vote “FOR” the election of the nominees.
1.	Election of Class B Directors for a three year term.	For	Withhold		3.	Ratification of the appointment of BDO Seidman, LLP as Sciele’s independent registered public accounting firm.	For	Against	Abstain
	Nominees:	01-Patrick P. Fourteau
02-Jon S. Saxe 03-Jerry C. Griffin
					4.	To transact such other business as may properly come before the
	Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name on the line above.				Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote “FOR” matters (2) and (3) listed below.					CHECK HERE IF YOU PLAN TO ATTEND THE MEETING				☐

2.	To approve the Sciele 2007 Stock Incentive Plan.	For	Against	Abstain	The proxy is authorized to vote, in his discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
By executing below, the undersigned acknowledges receipt from Sciele, prior to the execution of this proxy, of a notice of the Annual Meeting, a Proxy Statement and an Annual Report.
					Dated:				, 2007

Signature

Signature if held Jointly

NOTE: Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee or guardian or as an officer, signing for a corporation or other entity, please give full title under signature.

FOLD AND DETACH HERE

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

SCIELE PHARMA, INC.

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of Sciele Pharma, Inc. that you are entitled to vote.

Please consider the issues discussed in the proxy statement and cast your vote by:

Accessing the World Wide Web site http://www.eproxyvote.com/SCRX/ to vote via the internet. Have your control number (located in the upper right corner of the proxy form) available when you access the web page.

Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-866-207-3912 and follow the instructions. Have your control number (located in the upper right corner of the proxy form) available when you call.

Completing, dating, signing and mailing the proxy card in the postage-paid envelope included with the proxy statement or sending it to Sciele Pharma, Inc. c/o LaSalle Bank N.A., P.O. Box LL, Chicago, IL 60603.

7234—Sciele Pharma, Inc.